i

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-24062

Blue Owl Alternative Credit Fund
(Exact name of registrant as specified in charter)

399 Park Avenue
New York, New York 10022
(Address of principal executive offices)
(212) 419-3000
(Registrant’s Area Code and Telephone Number)
Andrew C. Murphy
Blue Owl Alternative Credit Fund
399 Park Avenue
New York, New York 10022
(Name and address of agent for service)

Date of fiscal year end: December 31
Date of reporting period: June 30, 2026

ii
Item 1. Report to Shareholders
a.The semi-annual report of the registrant for the period ended June 30, 2026 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment
Company Act of 1940, as amended (the “1940 Act”), is as follows:

Blue Owl Alternative Credit Fund
Semi-Annual Report
For the Six Months Ended June 30, 2026
iii

Blue Owl Alternative Credit Fund
Table of Contents

Shareholder Letter ........................................................................................................................................................................................	4
Consolidated Statement of Assets and Liabilities as of June 30, 2026 (Unaudited) ....................................................................................	7
Consolidated Statement of Operations for the Six Months Ended June 30, 2026 (Unaudited)	8
Consolidated Summary Schedule of Investments as of June 30, 2026 (Unaudited) ...................................................................................	9
Consolidated Statements of Changes in Net Assets for the Six Months Ended June 30, 2026 (Unaudited) and for the Period from March 7, 2025 (Commencement of Operations) to December 31, 2025 .....................................................................................................	21
Consolidated Statement of Cash Flows for the Six Months Ended June 30, 2026 (Unaudited) ..................................................................	22
Consolidated Financial Highlights (Unaudited) ...........................................................................................................................................	23
Notes to Consolidated Financial Statements (Unaudited) ...........................................................................................................................	25
Other Information (Unaudited) ....................................................................................................................................................................	53
Shareholder Privacy Notice (Unaudited) .....................................................................................................................................................	54

Fund highlights

110
Total # of investments
91%
of investments in asset based finance
74%
of investments from repeat relationships

Blue Owl Alternative Credit Fund
Shareholder Letter
August 2026
Executive Summary
The Blue Owl Alternative Credit Fund (“OWLCX” or the “Fund”) continued to deliver positive performance over the six months ended June 30, 2026 (the “Reporting Period”). OWLCX seeks to generate current income and, to a lesser extent, capital appreciation by investing primarily in non-
traded asset-based finance (“ABF”) investments.
During the Reporting Period, Class I Shares returned a net total return of 5.1%, while Class U Shares returned a net total return of 4.7%(1), compared to 2.0% for high yield bonds and 1.3% for leveraged loans.
OWLCX officially surpassed its one-year anniversary for Class I Shares during the Reporting Period.
Since inception through the end of the Reporting Period,(1)(2) Class I Shares have generated an annualized net total return of approximately 10.4%, compared to 7.3% and 5.2% for high yield bonds and leveraged loans, respectively, over the same period. Class U Shares have generated a cumulative net total return of 10.2% since inception through the end of the Reporting Period,(1)(2) compared to
6.0% and 3.7% for high yield bonds and leveraged loans, respectively, over the same period.
Since inception, OWLCX’s total return has been driven primarily by its monthly distribution rate, which was 9.50% for Class I Shares and 8.75% for Class U Shares (annualized) as of the end of the
Reporting Period. Importantly, the Fund’s distributions have been fully supported by net investment income, and the Fund has not paid any return of capital distributions since inception.
OWLCX continues to build on the broader Blue Owl Alternative Credit platform, which has been investing across ABF since 2006. We believe the Fund’s performance since inception reflects the benefits of this long-standing ABF focus, as well as the platform’s deep sourcing relationships, underwriting discipline, and portfolio management capabilities.
Portfolio Management & Liquidity
Effective liquidity management remains a core focus of the portfolio management team. Many ABF investments generate amortizing cash flows that regularly return principal before final maturity, which we believe offers several advantages, including reduced reliance on capital markets events, such as refinancings, to achieve exits. It also allows us to rapidly redeploy capital into what we view as the most attractive prevailing market opportunities.
At the same time, the fast pace of principal repayments generated by ABF investments can create operational complexity, requiring continuous monitoring of cash flows, reinvestment opportunities, and portfolio positioning. We believe effectively managing these dynamics is a key differentiator and underscores the value of experienced portfolio management, operations, and data science teams dedicated to the asset class.
Rapidly amortizing cash flows can also provide an important liquidity benefit. This is particularly valuable for interval funds such as OWLCX, which are required to conduct quarterly repurchase offers of at least 5% of outstanding shares, subject to applicable limitations.
From a deployment standpoint, the Fund invested more than $600 million across existing and new investments during the Reporting Period. Activity remained highly relationship-driven, with repeat counterparties accounting for roughly 70% of new investments.
At the same time, the portfolio generated more than $300 million of principal recapture through natural amortization, refinancings, asset sales, and securitizations during the Reporting Period. We believe this highlights both the cash flow velocity inherent in asset-based finance and the breadth of liquidity management tools available within the strategy. Reflecting these characteristics, the Fund's duration profile remains short, with a weighted average life of approximately 2.5 years.

Blue Owl Alternative Credit Fund
Shareholder Letter (continued)
August 2026
Portfolio Construction
The portfolio continued to scale and diversify during the Reporting Period, with the total number of investments increasing from 82 to 110. Assets under management grew by more than $300 million during the Reporting Period to approximately $2.1 billion, solidifying OWLCX as one of the largest evergreen ABF vehicles in the market.
As of the end of the Reporting Period, approximately 90% of OWLCX’s portfolio was allocated to
ABF investments, underscoring OWLCX's focus on its core mandate. The Fund's ABF exposure is primarily situated within financial assets (62%), consisting mainly of consumer and small business finance, and hard assets (29%), primarily asset leasing and real estate. This allocation has remained relatively consistent since the Fund’s inception, and we believe this balance of underlying asset types has contributed to the Fund's ability to generate steady cash flow over time.
Market Environment & Opportunity Set
We believe that corporate credit remained a key focus for investors during the second quarter as markets navigated macroeconomic uncertainty, geopolitical developments, and the potential implications of artificial intelligence. While we continue to monitor these dynamics closely, we believe it is important to distinguish corporate credit risk from the asset-level risk that characterizes much of the ABF market.
OWLCX is primarily invested in transactions backed by diversified pools of financial and hard assets.
Rather than underwriting the credit risk of a corporate borrower, investment decisions are typically driven by projected asset-level cash flows, supported by historical performance data. In addition, investment outcomes can benefit from structural protections such as excess spread, overcollateralization, and loss-sharing arrangements.
Demand for asset-backed credit remained strong during the Reporting Period, which we believe reflects investors’ efforts to diversify their fixed income allocations. Public asset-backed securities
(“ABS”), which we view as a useful proxy for private ABF, continued to be well bid, with many new issuances significantly oversubscribed. Demand for public ABS was broad-based across sectors, including consumer finance, residential finance, equipment leasing, and aviation leasing.
Consumer credit performance remained broadly healthy during the Reporting Period, supported by resilient consumer spending and an unemployment rate of 4.2% as of the end of the Reporting Period.
Importantly, however, we do not view consumer credit as a monolithic asset class. Performance can vary meaningfully by originator, asset type, and vintage. Since inception in 2006, Blue Owl
Alternative Credit has partnered with more than 100 originators, providing what we believe is a differentiated perspective informed by extensive investment experience and a large repository of asset-level data that we monitor daily.
With respect to specialty finance, both proprietary and publicly available data indicate modest weakness in certain lower-quality 2025 origination cohorts; however, the Adviser's data science team has not observed any meaningful deterioration across the Fund's specialty finance portfolio. If these trends persist, we believe investors without sufficient downside protection may reduce their participation in the market, potentially creating opportunities for Blue Owl Alternative Credit to invest at wider spreads and with stronger structural protections.
Overall, we remain positive on consumer credit, supported by our team's deep infrastructure and experience, the breadth of historical performance data across market cycles, and the extensive track record our platform has built through hundreds of investments backed by consumer assets.

Blue Owl Alternative Credit Fund
Shareholder Letter (continued)
August 2026
Outside of consumer credit, we continue to find attractive opportunities in small business finance and alternative residential finance. In small business finance, we have seen compelling opportunities to partner with payments processing platforms that provide financing to merchants.
We view these platforms favorably given their access to proprietary sales data and their ability to automatically collect loan repayments from transaction volume flowing through their payment networks.
In alternative residential finance, we have identified opportunities to invest in solutions that help homeowners access the significant home equity that has accumulated across the United States. U.S.
homeowners collectively hold more than $30 trillion of home equity, creating a large addressable market. One such solution is Home Equity Investments ("HEI"), which provide homeowners with an upfront cash payment in exchange for a share of their home's future value. Repayment is typically triggered when the homeowner refinances or sells the property and is based on the home's value at that time.
HEI products have grown in popularity as an alternative source of liquidity for homeowners who may be underserved by traditional financing options or reluctant to refinance in a higher mortgage rate environment. Blue Owl Alternative Credit first invested in HEI assets in 2018 and co-sponsored the first ever securitization fully backed by HEI assets in 2021.
Consumer finance, small business finance, and alternative residential finance all contributed positively to Fund performance during the Reporting Period.
In Closing
The Reporting Period marked an important milestone for OWLCX as the Fund surpassed the one-year anniversary of the launch of its Class I Shares while continuing to scale, diversify, and deliver consistent income-oriented performance. We believe OWLCX remains well positioned as a differentiated source of current income, supported by its focus on asset-based finance and the strength of the Blue Owl Alternative Credit platform, which has been investing in the asset class for more than
20 years.
On behalf of Blue Owl Alternative Credit Advisors II LLC, thank you for your investment in
OWLCX. We are honored to serve as stewards of your capital and remain excited about the opportunities ahead.

(1) Total return displayed is net of all fees, including all operating expenses such as management fees, incentive fees, general and administrative expenses, organization and amortized offering expenses, and interest expenses, net of any waivers. Total return is calculated as the change in net asset value (“NAV”) per share (assuming dividends and distributions, if any, are reinvested in accordance with the Fund’s dividend reinvestment plan), if any, divided by the beginning NAV per share.

(2) Class I Shares commenced operations on March 7, 2025 and Class U Shares commenced operations on July 15, 2025.

Blue Owl Alternative Credit Fund
Consolidated Statement of Assets and Liabilities
(Amounts in thousands, except share and per share amounts)
(Unaudited)

June 30, 2026
Assets
Investments at fair value
Non-controlled, non-affiliated investments (amortized cost of $1,746,364)	$1,739,550
Non-controlled, affiliated investments (amortized cost of $173,314)	171,592
Controlled, affiliated investments (amortized cost of $163,403)	165,079
Total investments at fair value (amortized cost of $2,083,081)	2,076,221
Cash (restricted cash of $312)	9,685
Interest and dividend receivable	20,904
Receivable from controlled affiliates	159
Receivable from non-controlled affiliates	1,264
Due from adviser(1)	7,505
Subscriptions receivable	22,123
Prepaid expenses and other assets	4,871
Derivative assets at fair value	2,509
Total Assets	$2,145,241
Liabilities
Debt (net of unamortized debt issuance costs of $8,714)	$410,898
Payable for reverse repurchase agreements	84,581
Distribution payable	8,400
Payable to affiliates(1)	8,675
Accrued expenses and other liabilities	15,798
Derivative liabilities at fair value	226
Total Liabilities	528,578
Commitments and contingencies (Note 9)
Net Assets
Paid-in-capital	1,627,524
Distributable earnings (losses)	(10,861)
Total Net Assets	1,616,663
Total Liabilities and Net Assets	$2,145,241

Class I shares of beneficial interest Net Asset Value, 138,515,800 shares issued and outstanding	$1,381,928
Class U shares of beneficial interest Net Asset Value, 23,526,767 shares issued and outstanding	$234,735
Net Asset Value Per Class I Share	$9.98
Net Asset Value Per Class U Share	$9.98
(1) See Note 4, Agreements and Related Party Transactions, for details on Due from adviser and Payable to affiliates.
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Alternative Credit Fund
Consolidated Statement of Operations
(Amounts in thousands)
(Unaudited)

For the Six Months Ended June 30, 2026
Investment Income
Investment income from non-controlled, non-affiliated investments:
Interest income	$86,407
Dividend income	12
PIK interest income	151
Other income	29
Total investment income from non-controlled, non-affiliated investments	86,599
Investment income from non-controlled, affiliated investments:
Dividend income	8,431
Total investment income from non-controlled, affiliated investments	8,431
Investment income from controlled, affiliated investments:
Dividend income	2,574
Total investment income from controlled, affiliated investments	2,574
Total Investment Income	97,604
Operating Expenses
Interest expense	11,457
Offering costs	715
Management fees, net(1)	6,664
Incentive fees	7,252
Professional fees	4,523
Directors' fees	194
Shareholder servicing fees	830
Other general and administrative	4,542
Total Operating Expenses	36,177
Expenses waived by Adviser(2)	(6,050)
Net Operating Expenses	30,127
Other expenses(3)	2,422
Total Expenses	32,549
Net Investment Income (Loss) Before Taxes	65,055
Income tax expense (benefit), including excise tax expense (benefit)	(147)
Net Investment Income (Loss) After Taxes	$65,202
Net Realized and Change in Unrealized Gain (Loss)
Net change in unrealized gain (loss):
Non-controlled, non-affiliated investments	$(6,928)
Non-controlled, affiliated investments	8,581
Controlled, affiliated investments	1,708
Derivative instruments	2,472
Translation of assets and liabilities in foreign currencies	(3,113)
Total Net Change in Unrealized Gain (Loss)	2,720
Net realized gain (loss):
Non-controlled, non-affiliated investments	9,136
Non-controlled, affiliated investments	(7,126)
Controlled, affiliated investments	1,348
Derivative instruments	54
Foreign currency transactions and other transactions	(253)
Total Net Realized Gain (Loss)	3,159
Total Net Realized and Change in Unrealized Gain (Loss)	5,879
Total Net Increase (Decrease) in Net Assets Resulting from Operations	$71,081
(1) See Note 4, Agreements and Related Party Transactions, for additional details on management fee waiver.
(2) See Note 4, Agreements and Related Party Transactions, for detail on expenses waived by Adviser under the terms of the Expense
Limitation Agreement.
(3) Costs associated with special purpose vehicles (“SPVs”), such as accounting and servicing fees.
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Alternative Credit Fund
Consolidated Summary Schedule of Investments
As of June 30, 2026
(Amounts in thousands, except share amounts)
(Unaudited)

		Interest
Issuer/Borrower(1)(2)(11)(32)	Investment	Ref. Rate	Rate/ Spread	PIK	Maturity Date	Par/ Units(14)	Amortized Cost	Fair Value	% of Net Assets(15)
Non-controlled/non-affiliated investments
Asset Based Finance (“ABF”)
Aircraft leasing
Athena Parliament HoldCo DAC(3)(16)(33)	Profit participating note	N/A			02/2046	49,025	$49,025	$49,025
Blue Crest Aerie 1 DAC(3)(16)(33)	Profit participating note	N/A			03/2046	66,810	66,810	66,716
Blue Crest Prospector Pico Duarte DAC(3)(16)(33)	Profit participating note	N/A			02/2046	9,853	9,853	9,853
Crestone Air Partners, LLC(16)(18)(36)	Preferred equity	N/A		10.00%	N/A	4,512	4,512	4,512
Lasair Stampede DAC(3)(16)(33)	Profit participating note	N/A			03/2046	45,487	45,487	45,487
Plantago Finance DAC(3)(16)(33)	Profit participating note	N/A			03/2046	59,267	59,267	59,267
							234,954	234,860	14.5%
Buildings and real estate
NY 36th Street Holdings LLC(7)	Second lien senior secured loan	S+	8.25%		11/2027	25,000	24,824	24,813
Wells Fargo Commercial Mortgage Trust 2025-5C7 Class E Certificate(16)(36)	Asset-backed security	N/A	6.28%		12/2058	4,900	4,680	4,631
Wells Fargo Commercial Mortgage Trust 2025-5C7 Class F Certificate(16)(36)	Asset-backed security	N/A	6.28%		12/2058	5,100	4,508	4,450
Wells Fargo Commercial Mortgage Trust 2025-5C7 Class G Certificate(16)(36)	Asset-backed security	N/A	6.28%		12/2058	1,000	839	828
							34,851	34,722	2.1%
Commercial - credit cards
New Wave Capital Limited(4)(7)	First lien senior secured revolving loan	S+	6.00%		05/2029	11,165	11,121	11,081
New Wave Capital Limited(4)(17)	First lien senior secured GBP revolving loan	SA+	8.50%		12/2028	£5,326	7,297	7,068
							18,418	18,149	1.1%
Commercial - other
U.S. Claims Litigation Funding, LLC(16)(36)	Secured note	N/A	10.25%		06/2030	32,000	30,182	30,240
							30,182	30,240	1.9%
Commercial - SME lending(35)
OnDeck Asset Securitization IV, LLC 2025-2 Class D Note(16)(33)(34)(36)	Asset-backed security	N/A	8.58%		11/2032	11,200	11,199	11,203
Various(4)(36)(38)(41)	ABF asset	N/A			08/2026 - 04/2028	262,283	255,928	252,918
							267,127	264,121	16.3%
Consumer - auto loans
GLS Auto Receivables Issuer Trust 2025-1 Series Certificate(10)(16)(18)	Asset-backed security	N/A			03/2032	15	6,451	6,790
GLS Auto Receivables Issuer Trust 2025-2 Series Certificate(10)(16)(18)	Asset-backed security	N/A			06/2032	15	12,064	12,567
GLS Auto Receivables Issuer Trust 2025-3 Class E Series Note(16)(33)(34)(36)	Asset-backed security	N/A	6.52%		08/2032	17,530	17,529	17,568
GLS Auto Receivables Issuer Trust 2025-3 Series Certificate(10)(16)(18)	Asset-backed security	N/A			03/2030	36	24,504	24,406
GLS Auto Receivables Issuer Trust 2025-4 Class E Series Note(16)(33)(34)(36)	Asset-backed security	N/A	7.17%		12/2032	18,668	18,665	18,613
GLS Auto Receivables Issuer Trust 2025-4 Series Certificate(10)(16)(18)	Asset-backed security	N/A			12/2032	38	27,319	26,776
GLS Auto Receivables Issuer Trust 2026-1 Class E Series Note(16)(33)(34)(36)	Asset-backed security	N/A	6.51%		03/2033	20,100	20,096	20,098
GLS Auto Receivables Issuer Trust 2026-1 Series Certificate(10)(16)(18)	Asset-backed security	N/A			03/2033	31	24,749	24,935
GLS Auto Receivables Issuer Trust 2026-2 Series Certificate(10)(16)(18)	Asset-backed security	N/A			06/2033	26	28,198	28,116
							179,575	179,869	11.1%

Blue Owl Alternative Credit Fund
Consolidated Summary Schedule of Investments - Continued
As of June 30, 2026
(Amounts in thousands, except share amounts)
(Unaudited)

		Interest
Issuer/Borrower(1)(2)(11)(32)	Investment	Ref. Rate	Rate/ Spread	PIK	Maturity Date	Par/ Units(14)	Amortized Cost	Fair Value	% of Net Assets(15)
Consumer - credit cards
Continental Finance Company, LLC(7)	First lien senior secured loan	S+	8.00%		03/2029	50,000	49,828	49,625
Continental Finance Credit Card ABS Master Trust Series 2025-A Class D Note(16)(33)(34)(36)	Asset-backed security	N/A	8.36%		12/2035	10,081	10,079	10,070
Continental Finance Credit Card ABS Master Trust Series 2025-A Class E Note(16)(36)	Asset-backed security	N/A	11.44%		12/2035	8,567	8,567	8,550
Mission Lane Credit Card Master Trust(4)(7)(19)(33)	First lien senior secured revolving loan	S+	6.50%		03/2030	4,123	4,056	4,060
							72,530	72,305	4.5%
Consumer - other
ACHD Trust 2025-DS1 Class B Note(16)(36)	Asset-backed security	N/A	9.38%		01/2034	2,500	2,500	2,500
ACHD Trust 2025-DS1 Class C Note(16)(36)	Asset-backed security	N/A	11.33%		01/2034	20,500	20,500	20,501
ACHD Trust 2026-DS1 Class C Note(16)(36)	Asset-backed security	N/A	10.65%		07/2034	10,000	10,000	10,000
							33,000	33,001	2.0%
Consumer - personal loans
ADF BP I, LLC(4)(7)(19)	First lien senior secured revolving loan	S+	4.00%		07/2030	24,260	24,260	24,260
Upstart Securitization Trust 2025-4 Class D Note(16)(33)(34)(36)	Asset-backed security	N/A	7.67%		11/2026	5,272	5,271	5,271
Various(36)(39)(41)	ABF asset	N/A	8.24% - 22.77%		12/2027 - 12/2032	125	125	22
ADF BP I, LLC(4)(7)(19)	First lien senior secured revolving loan	S+	8.50%		07/2030	34,313	34,313	34,313
CLP Issuer III, LLC(4)(7)	First lien senior secured revolving loan	S+	6.50%		05/2028	67,219	66,851	66,665
Heights Finance 2025-A Trust(4)(7)(19)	First lien senior secured revolving loan	S+	7.25%		04/2029	19,514	19,446	19,464
HFGT 2026-A Trust(4)(7)(19)	First lien senior secured revolving loan	S+	7.63%		06/2030	18,345	18,196	18,195
LendDirect Trust(4)(19)(30)	First lien senior secured CAD revolving loan	C+	4.25%		03/2030	C$36,152	26,233	25,407
LendDirect Trust(4)(19)(30)	First lien senior secured CAD revolving loan	C+	5.25%		03/2030	C$36,152	26,232	25,407
LendingClub Structured Loan Certificate Issuer Trust, Series 2025-P11 Series Certificate(10)(16)(18)	Asset-backed security	N/A			09/2040	1,000	21,201	21,236
LendingClub Structured Loan Certificate Issuer Trust, Series 2025-P14 Series Certificate(10)(16)	Asset-backed security	N/A			11/2040	1,000	13,870	13,763
LendingClub Structured Loan Certificate Issuer Trust, Series 2025-P16 Series Certificate(10)(16)(18)	Asset-backed security	N/A			01/2041	1,000	39,933	39,360
LendingClub Structured Loan Certificate Issuer Trust, Series 2025-RP1 Class B Series Note(10)(16)(33)(34)(36)	Asset-backed security	N/A	6.73%		02/2032	6,215	6,236	6,298
LendingClub Structured Loan Certificate Issuer Trust, Series 2025-RP1 Series Certificate(10)(16)	Asset-backed security	N/A			03/2040	1,000	6,044	5,491
LendingClub Structured Loan Certificate Issuer Trust, Series 2026-P1 Series Certificate(10)(16)	Asset-backed security	N/A			02/2041	1,000	23,442	23,524
LendingClub Structured Loan Certificate Issuer Trust, Series 2026-P4 Series Certificate(10)(16)	Asset-backed security	N/A			05/2041	1,000	20,288	20,409
LendingClub Structured Loan Certificate Issuer Trust, Series 2026-P8 Series Certificate(10)(16)	Asset-backed security	N/A			07/2041	1,000	43,476	43,461
Opportunity Funding SPE V, LLC(4)(7)	First lien senior secured revolving loan	S+	7.30%		02/2029	55,476	55,069	54,748
Salary Finance Limited(4)(17)	First lien senior secured GBP revolving loan	SA+	10.00%		10/2034	£6,825	9,117	9,001
Skylark Loans Limited(4)(17)(19)	First lien senior secured GBP revolving loan	SA+	6.75%		10/2034	£12,022	16,058	15,867

Blue Owl Alternative Credit Fund
Consolidated Summary Schedule of Investments - Continued
As of June 30, 2026
(Amounts in thousands, except share amounts)
(Unaudited)

		Interest
Issuer/Borrower(1)(2)(11)(32)	Investment	Ref. Rate	Rate/ Spread	PIK	Maturity Date	Par/ Units(14)	Amortized Cost	Fair Value	% of Net Assets(15)
SoFi Consumer Loan Program 2025-2 Trust Class D Note(16)(36)	Asset-backed security	N/A	5.62%		06/2034	1,389	1,392	1,389
SoFi Consumer Loan Program 2025-3 Trust Class D Note(16)(36)	Asset-backed security	N/A	5.35%		08/2034	930	930	930
SoFi Consumer Loan Program 2026-1 Trust Residual Certificate(10)(16)	Asset-backed security	N/A			12/2035	84	9,187	9,099
SoFi Consumer Loan Program 2026-B Trust Residual Certificate(10)(16)	Asset-backed security	N/A			05/2035	150	10,325	10,319
Upgrade Warehouse Trust 2025-3(4)(7)(19)	First lien senior secured revolving loan	S+	6.00%		12/2028	11,127	11,027	11,043
Upgrade Warehouse Trust 2025-3(4)(19)(30)	First lien senior secured CAD revolving loan	C+	6.38%		12/2028	C$2,242	1,576	1,550
Upgrade Warehouse Trust 2025-4(4)(19)(30)	First lien senior secured CAD revolving loan	C+	6.38%		01/2028	C$2,574	1,883	1,804
Upgrade Warehouse Trust 2025-4(7)(19)	First lien senior secured revolving loan	S+	6.00%		01/2028	5,264	5,248	5,251
							517,229	513,547	31.8%
Equipment leasing
Heartland Dental, LLC(36)	Promissory note	N/A	10.97%		04/2029	2,646	2,657	2,644
Heartland Dental, LLC(36)	Promissory note	N/A	10.94%		06/2029	1,072	1,079	1,068
Heartland Dental, LLC(36)	Promissory note	N/A	9.25%		08/2029	3,772	3,772	3,766
Heartland Dental, LLC(36)	Promissory note	N/A	9.25%		10/2029	1,011	1,011	1,005
Pharmalogic Los Angeles, LLC(36)	Financing lease	N/A	10.20%		10/2032	3,808	3,808	3,742
Pharmalogic New York City, LLC(36)	Financing lease	N/A	10.18%		10/2030	357	357	352
VCI Asset Holdings LLC(36)	First lien senior secured loan	N/A	10.00%		11/2030	6,136	6,082	6,535
VCI Intermediate TopCo 1 LLC(16)(18)	ABF equity	N/A			N/A	322	322	346
							19,088	19,458	1.2%
Residential
Point Securitization Trust 2025-2 A2 Note(16)(33)(34)(36)(37)	Asset-backed security	N/A	7.00%		10/2055	9,500	9,553	9,504
Point Securitization Trust 2025-2 B1 Note(16)(36)(37)	Asset-backed security	N/A	7.00%		10/2055	9,300	8,342	8,246
Point Securitization Trust 2025-2 B2 Note(16)(36)(37)	Asset-backed security	N/A	5.50%		10/2055	9,129	7,616	7,502
Point Securitization Trust 2025-2 Series Certificate(10)(16)(37)	Asset-backed security	N/A			10/2055	21	10,768	10,223
Point Securitization Trust 2026-1 A2 Note(16)(33)(34)(36)(37)	Asset-backed security	N/A	6.50%		02/2056	7,600	7,579	7,581
Point Securitization Trust 2026-1 B1 Note(16)(36)(37)	Asset-backed security	N/A	7.00%		02/2056	20,200	18,030	17,974
Point Securitization Trust 2026-1 B2 Note(16)(36)(37)	Asset-backed security	N/A	7.00%		02/2056	4,721	3,958	3,934
Point Securitization Trust 2026-1 Series Certificate(10)(16)(37)	Asset-backed security	N/A			02/2056	14	8,102	7,838
Splitero Trust 2026-1 A1 Note(16)(36)(37)	Asset-backed security	N/A	5.75%		06/2056	3,408	3,372	3,371
Splitero Trust 2026-1 A2 Note(16)(33)(34)(36)(37)	Asset-backed security	N/A	6.75%		06/2056	10,152	9,955	9,951
Splitero Trust 2026-1 B1 Note(16)(36)(37)	Asset-backed security	N/A	6.75%		06/2056	2,788	2,476	2,473
Splitero Trust 2026-1 B2 Note(16)(36)(37)	Asset-backed security	N/A	5.50%		06/2056	3,705	3,054	3,049
Splitero Trust 2026-1 Series Certificate(10)(16)(37)	Asset-backed security	N/A			06/2056	8,759	8,759	8,702
Various(4)(16)(36)(37)(40)(41)	ABF asset	N/A			N/A(28)	94,993	99,904	103,370
							201,468	203,718	12.6%
Total non-controlled/non-affiliated asset based finance unfunded commitments (Note 4)							$—	$—	0.0%
Total non-controlled/non-affiliated asset based finance investments							$1,608,422	$1,603,990	99.2%

Blue Owl Alternative Credit Fund
Consolidated Summary Schedule of Investments - Continued
As of June 30, 2026
(Amounts in thousands, except share amounts)
(Unaudited)

		Interest
Issuer/Borrower(1)(2)(11)(32)	Investment	Ref. Rate	Rate/ Spread	PIK	Maturity Date	Par/ Units(14)	Amortized Cost	Fair Value	% of Net Assets(15)
Corporate
Buildings and real estate
Associations, Inc.(29)	First lien senior secured delayed draw term loan	S+	6.50%		07/2028	17,597	$17,598	$17,597
Associations, Inc.(4)(29)	First lien senior secured delayed draw term loan	S+	6.50%		07/2028	207	209	206
Associations, Inc.(29)	First lien senior secured loan	S+	6.50%		07/2028	15,718	15,719	15,718
							33,526	33,521	2.1%
Total non-controlled/non-affiliated corporate investments							$33,526	$33,521	2.1%

Fund Solution Investments
Collateralized fund obligation
Alp CFO 2024, L.P.(16)(36)	Secured note	N/A	12.88%		10/2036	4,167	$4,309	$4,227
Coller Evergreen CFO I Equity Holdings Feeder A, L.P.(4)(16)(36)	Preferred equity	N/A	8.50%		10/2056	730	730	757
Coller Evergreen CFO I, L.P.(4)(16)(19)(29)	Secured note	S+	5.00%		10/2056	9,585	8,523	8,516
StepStone Secondary Opportunities Fund V Offshore, L.P.(16)(36)	Secured note	N/A	13.13%		12/2035	7,260	7,506	7,347
							21,068	20,847	1.3%
LP interests
AgAmerica Lending Fund, LLC(16)(33)	Investment partnership	N/A			N/A	42,556	42,913	40,152
Valor CI Blocker Feeder LP(16)(18)	Investment partnership	N/A			N/A	305	305	329
Veld Asset-Backed Credit I Feeder SCSP RAIF(4)(5)(6)(16)(33)	Investment partnership	N/A			N/A	€3,456	3,985	4,650
							47,203	45,131	2.8%
Total non-controlled/non-affiliated fund solution investments							$68,271	$65,978	4.1%

Other
Commercial - other
Woodstar Reciprocal Exchange(16)(36)	Unsecured notes	N/A	9.50%		06/2041	20,670	$20,730	$20,724
Woodstar Risk Management Inc(16)(36)	Unsecured notes	N/A		12.75%	06/2041	14,658	5,451	5,373
							26,181	26,097	1.6%
Total non-controlled/non-affiliated other investments							$26,181	$26,097	1.6%
Total non-controlled/non-affiliated investments							$1,736,400	$1,729,586	107.0%

Non-controlled/affiliated investments
Asset Based Finance (“ABF”)
Consumer - credit cards
CCI GPCC Syndicate LLC(5)(6)(13)(16)(18)(41)	ABF equity	N/A			N/A	51,241	$51,241	$50,418
							51,241	50,418	3.1%
Consumer - personal loans
ACM Uprise Direct 2024 LLC(4)(5)(6)(13)(16)(18)(41)	ABF equity	N/A			N/A	52,610	$52,610	$52,816
BOAC AIF A4 Interval Pagani Depositor LLC(5)(6)(13)(16)	ABF equity	N/A			N/A	19,974	19,974	16,649
							72,584	69,465	4.3%
Total non-controlled/affiliated asset based finance investments							$123,825	$119,883	7.4%

Blue Owl Alternative Credit Fund
Consolidated Summary Schedule of Investments - Continued
As of June 30, 2026
(Amounts in thousands, except share amounts)
(Unaudited)

		Interest
Issuer/Borrower(1)(2)(11)(32)	Investment	Ref. Rate	Rate/ Spread	PIK	Maturity Date	Par/ Units(14)	Amortized Cost	Fair Value	% of Net Assets(15)

Other
Pharmaceuticals
LSI Financing LLC(5)(6)(13)(16)	Common equity	N/A			N/A	49,489	$49,489	$51,709
							49,489	51,709	3.2%
Total non-controlled/affiliated other investments							$49,489	$51,709	3.2%
Total non-controlled/affiliated investments							$173,314	$171,592	10.6%

Controlled/affiliated investments
Asset Based Finance (“ABF”)
Aircraft leasing
Contrail JV II LLC Sunrise Portfolio Offshore LLC(6)(13)(16)(18)	ABF equity	N/A			N/A	17,729	$18,125	$20,108
Contrail JV II LLC Sunrise Portfolio Onshore LLC(6)(13)(16)(18)	ABF equity	N/A			N/A	8,155	8,577	9,825
							26,702	29,933	1.9%
Commercial - SME lending(35)
BOAC Crevasse I LLC(5)(6)(13)(16)(41)	ABF equity	N/A			N/A	24,746	24,746	22,663
							24,746	22,663	1.4%
Consumer - personal loans
BOAC Up Owl Night E 2025 JV LLC(5)(6)(13)(16)(18)	ABF equity	N/A			N/A	39,520	39,520	39,535
							39,520	39,535	2.4%
Equipment leasing
Blue Owl Leasing LLC(5)(6)(13)(16)	Joint venture	N/A			N/A	31,000	31,000	31,173
							31,000	31,173	1.9%
Residential
BOAC Inv III Member LLC(6)(13)(16)	ABF equity	N/A			N/A	20,502	20,502	20,743
IF CPMH25 Aggregator LLC(5)(6)(13)(16)(41)	ABF equity	N/A			N/A	8,008	8,008	8,107
Sage Residential MSROF XI-A LP(4)(6)(13)(16)(33)	Investment partnership	N/A			N/A	12,925	12,925	12,925
							41,435	41,775	2.6%
Total controlled/affiliated asset based finance investments							$163,403	$165,079	10.2%
Total controlled/affiliated investments							$163,403	$165,079	10.2%

Short term investments
Blackrock Liquidity Funds Treasury Trust Fund - Administration Class(8)(9)(36)	Short term investment	N/A	3.53%		N/A	40	$40	$40
State Street Institutional Liquid Reserves Government Money Market Fund - Investor Class(8)(9)(36)	Short term investment	N/A	3.65%		N/A	9,924	9,924	9,924
							9,964	9,964	0.6%
Total short term investments							$9,964	$9,964	0.6%
Total investments							$2,083,081	$2,076,221	128.4%
Net Assets								$1,616,663	100.0%

Blue Owl Alternative Credit Fund
Consolidated Summary Schedule of Investments - Continued
As of June 30, 2026
(Amounts in thousands, except share amounts)
(Unaudited)

Forward Foreign Currency Contracts as of June 30, 2026
		Amount to be Purchased		Amount to be Sold
Counterparty	Settlement Date	Notional	Currency	Notional	Currency	Unrealized Gain (Loss)
Silicon Valley Bank	3/1/2027	29,361	USD	39,734	CAD	$1,041
Silicon Valley Bank	3/1/2027	29,085	USD	39,361	CAD	1,031
Silicon Valley Bank	12/11/2026	9,499	USD	7,106	GBP	67
Silicon Valley Bank	12/11/2026	7,882	USD	5,889	GBP	65
Silicon Valley Bank	9/24/2026	7,322	USD	5,557	GBP	(53)
Silicon Valley Bank	12/11/2026	6,434	USD	4,813	GBP	124
Silicon Valley Bank	9/25/2026	3,995	USD	3,455	EUR	45
Silicon Valley Bank	12/11/2026	3,959	USD	2,958	GBP	31
Silicon Valley Bank	12/15/2026	4,000	USD	5,457	CAD	32
Silicon Valley Bank	12/15/2026	897	CAD	665	USD	(28)
Silicon Valley Bank	12/15/2026	663	CAD	487	USD	20
Silicon Valley Bank	3/1/2027	657	CAD	484	USD	(20)
Silicon Valley Bank	12/15/2026	658	CAD	488	USD	(16)
Silicon Valley Bank	3/1/2027	623	CAD	459	USD	(16)
Silicon Valley Bank	3/1/2027	609	CAD	440	USD	(15)
Silicon Valley Bank	3/1/2027	575	CAD	415	USD	(6)
Silicon Valley Bank	12/15/2026	409	USD	548	CAD	14
Silicon Valley Bank	12/11/2026	387	USD	293	GBP	7
Silicon Valley Bank	12/15/2026	464	CAD	344	USD	13
Silicon Valley Bank	12/15/2026	320	USD	430	CAD	(5)
Silicon Valley Bank	12/15/2026	305	USD	420	CAD	(14)
Silicon Valley Bank	12/15/2026	309	USD	417	CAD	(12)
Silicon Valley Bank	12/15/2026	410	CAD	303	USD	(2)
Silicon Valley Bank	12/11/2026	169	GBP	233	USD	7
Silicon Valley Bank	12/15/2026	208	USD	282	CAD	5
Silicon Valley Bank	12/15/2026	201	USD	276	CAD	6
Silicon Valley Bank	12/15/2026	183	USD	249	CAD	(9)
Silicon Valley Bank	3/1/2027	233	CAD	172	USD	1
Silicon Valley Bank	12/11/2026	117	GBP	162	USD	(6)
Silicon Valley Bank	12/11/2026	109	GBP	147	USD	(6)
Silicon Valley Bank	3/1/2027	203	CAD	150	USD	(5)
Silicon Valley Bank	12/11/2026	105	GBP	141	USD	(3)
Silicon Valley Bank	12/11/2026	105	GBP	140	USD	(2)
Silicon Valley Bank	12/11/2026	99	GBP	133	USD	—
Silicon Valley Bank	12/11/2026	95	GBP	126	USD	(2)
Silicon Valley Bank	12/15/2026	126	USD	176	CAD	(1)
Silicon Valley Bank	12/11/2026	83	GBP	112	USD	(2)
Silicon Valley Bank	12/11/2026	83	GBP	110	USD	—
Silicon Valley Bank	12/11/2026	80	GBP	108	USD	(2)
Silicon Valley Bank	12/11/2026	76	GBP	102	USD	(1)

Blue Owl Alternative Credit Fund
Consolidated Summary Schedule of Investments - Continued
As of June 30, 2026
(Amounts in thousands, except share amounts)
(Unaudited)

Forward Foreign Currency Contracts as of June 30, 2026
		Amount to be Purchased		Amount to be Sold
Counterparty	Settlement Date	Notional	Currency	Notional	Currency	Unrealized Gain (Loss)
Silicon Valley Bank	12/11/2026	73	GBP	97	USD	—
Silicon Valley Bank	12/15/2026	59	CAD	42	USD	—
Silicon Valley Bank	12/15/2026	19	CAD	14	USD	—
Silicon Valley Bank	12/15/2026	16	CAD	12	USD	—
Silicon Valley Bank	12/15/2026	14	CAD	10	USD	—
Silicon Valley Bank	12/15/2026	13	CAD	10	USD	—
Total Forward Foreign Currency Contracts						$2,283

(1)
Unless otherwise indicated, all investments are considered Level 3 investments. The value of each investment was determined using unobservable inputs as required to be notated by Article 12-12, footnote 9 of Regulation S-X.

(2)
Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the Secured Overnight
Financing Rate (“SOFR” or “S”) (which can include one-, three-, six- or twelve-month SOFR), Euro Interbank Offered Rate (“EURIBOR” or “E”), Canadian Overnight Repo Rate Average (“CORRA” or “C”) (which can include one- or three-month CORRA), Australian Bank Bill Swap Bid Rate (“BBSY” or “B”) (which can include one-, three-, or six-month BBSY), Sterling (SP) Overnight Interbank Average Rate (“SONIA” or “SA”) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate (“Prime” or “P”), at the borrower’s option, and which reset periodically based on the terms of the loan agreement).

(3)	Interest income on profit participation notes related to certain aviation lease assets is recognized using the effective yield method, based on projected cash flows.
(4)	Position or portion thereof is a partially unfunded debt, ABF asset, or equity commitment. See Note 9 “Commitments and Contingencies”.

					Unfunded
Issuer/Borrower	Sub Asset Class	Commitment Type	Maturity Date(24)	Funded Commitment	Commitment	Fair Value (12)
Non-controlled/non-affiliated - delayed draw term loan unfunded commitments
Associations, Inc.	Buildings and real estate	First lien senior secured delayed draw term loan	07/2028	$207	$1,275	$—
Total non-controlled/non-affiliated - delayed draw term loans				$207	$1,275	$—
Non-controlled/non-affiliated - revolving debt unfunded commitments
ADF BP I, LLC	Consumer - personal loans	First lien senior secured revolving loan	07/2030	$24,260	$4,030	$—
ADF BP I, LLC	Consumer - personal loans	First lien senior secured revolving loan	07/2030	34,313	5,687	—
CLP Issuer III, LLC	Consumer - personal loans	First lien senior secured revolving loan	05/2028	67,219	7,781	—
Continental Finance Credit Card ABS Master Trust	Consumer - credit cards	First lien senior secured revolving loan	04/2029	—	10,100	—
Heights Finance 2025-A Trust	Consumer - personal loans	First lien senior secured revolving loan	04/2029	19,514	486	—
HFGT 2026-A Trust	Consumer - personal loans	First lien senior secured revolving loan	06/2030	18,345	11,749	—
LendDirect Trust	Consumer - personal loans	First lien senior secured CAD revolving loan	03/2030	36,152	4,848	—
LendDirect Trust	Consumer - personal loans	First lien senior secured CAD revolving loan	03/2030	36,152	4,848	—
Mission Lane Credit Card Master Trust	Consumer - credit cards	First lien senior secured revolving loan	03/2030	4,123	31,591	—
New Wave Capital Limited	Commercial - credit cards	First lien senior secured revolving loan	05/2029	11,165	3,684	—
New Wave Capital Limited	Commercial - credit cards	First lien senior secured GBP revolving loan	12/2028	5,326	11,422	—
Opportunity Funding SPE V, LLC	Consumer - personal loans	First lien senior secured revolving loan	02/2029	55,476	32,024	—
Salary Finance Limited	Consumer - personal loans	First lien senior secured GBP revolving loan	10/2034	6,825	2,218	—
Skylark Loans Limited	Consumer - personal loans	First lien senior secured GBP revolving loan	10/2034	12,022	1,628	—
Upgrade Warehouse Trust 2025-3	Consumer - personal loans	First lien senior secured revolving loan	12/2028	11,127	4,273	—
Upgrade Warehouse Trust 2025-3	Consumer - personal loans	First lien senior secured CAD revolving loan	12/2028	2,242	2,956	—
Upgrade Warehouse Trust 2025-4	Consumer - personal loans	First lien senior secured CAD revolving loan	01/2028	2,574	4,004	—
Total non-controlled/non-affiliated - revolving debt				$346,835	$143,329	$—

Blue Owl Alternative Credit Fund
Consolidated Summary Schedule of Investments - Continued
As of June 30, 2026
(Amounts in thousands, except share amounts)
(Unaudited)

					Unfunded
Issuer/Borrower	Sub Asset Class	Commitment Type	Maturity Date(24)	Funded Commitment	Commitment	Fair Value (12)
Non-controlled/non-affiliated - ABF asset unfunded commitments(26)
Various	Commercial - SME lending	ABF asset	08/2026 - 04/2028	$459,477	$324,523	$—
Various	Residential	ABF asset	N/A	93,172	109,328	—
Total non-controlled/non-affiliated - ABF asset				$552,649	$433,851	$—
Non-controlled/non-affiliated - Collateralized fund obligation unfunded commitments
Coller Evergreen CFO I, L.P.	Collateralized fund obligation	Secured note	10/2056	$9,585	$25,915	$—
Coller Evergreen CFO I Equity Holdings Feeder A, L.P.	Collateralized fund obligation	Preferred equity	10/2056	730	1,270	—
Total non-controlled/non-affiliated - Collateralized fund obligation				$10,315	$27,185	$—
Non-controlled/non-affiliated - LP interest unfunded commitments
Veld Asset-Backed Credit I Feeder SCSP RAIF	LP interests	Investment partnership	N/A	$3,456	$733	$—
Total non-controlled/non-affiliated - LP interest unfunded commitments				$3,456	$733	$—
Non-controlled/affiliated - ABF equity unfunded commitments
ACM Uprise Direct 2024 LLC(a)	Consumer - personal loans	ABF equity	N/A	$44,133	$7,685	$—

Total non-controlled/affiliated - ABF equity				$44,133	$7,685	$—
Controlled/affiliated - LP interest unfunded commitments
Sage Residential MSROF XI-A LP	Residential	Investment partnership	N/A	$12,925	$81,075	$—
Total controlled/affiliated - LP interest				$12,925	$81,075	$—
Total				$970,520	$695,133	$—

(a)	Funded commitment includes recoverable distributions.

(5)	Investment measured at net asset value (“NAV”).
(6)	Underlying investments generate net investment income, which is distributed periodically.
(7)	The interest rate on these investments is subject to 1 month SOFR, which as of June 30, 2026 was 3.65%.
(8)	Short term investments (Level 1 investment) represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less.
(9)	7-day effective yield as of June 30, 2026.
(10)
Considered equity positions in the vehicles held which are not rated. These positions are entitled to recurring distributions, which are generally equal to the remaining cash flow of the payments made by the underlying vehicle’s securities, less contractual payments and expenses. An estimated yield is accrued based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(11)
Unless otherwise indicated, all investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which Blue Owl Alternative Credit Fund (the “Fund”) owns less than 5% of the portfolio investment's outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio investment.

(12)	The cost and fair value on fully unfunded commitments results from unamortized fees, which are capitalized to the investment cost of unfunded commitments, if any.
(13)
As defined in the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is deemed to “control” a portfolio investment if the Fund owns more than 25% of the portfolio investment’s voting securities or has the power to exercise control over management or policies, including through a management agreement. As defined in the 1940 Act, the Fund is an “affiliated person” of this portfolio investment if, among other bases, the Fund owns
5% or more of the portfolio investment’s outstanding voting securities. Transactions related to the Fund’s investments in non-controlled affiliates and controlled affiliates for the period ended June 30, 2026, were as follows:

Blue Owl Alternative Credit Fund
Consolidated Summary Schedule of Investments - Continued
As of June 30, 2026
(Amounts in thousands, except share amounts)
(Unaudited)

Issuer/Borrower	Fair Value as of December 31, 2025	Gross Additions(a)	Gross Reductions(b)	Affiliate Classification Adjustment	Net Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)	Fair Value as of June 30, 2026	Dividend Income
Non-Controlled Affiliates
ACM Uprise Direct 2024 LLC	$—	$25,570	$(5,371)	$32,274	$343	$—	$52,816	$2,900
AgAmerica Lending Fund, LLC	44,364	—	—	(44,364)	—	—	—	—
BOAC AIF A4 Interval Pagani Depositor LLC	—	484	(39,517)	54,671	8,137	(7,126)	16,649	1,103
CCI GPCC Syndicate LLC	1,262	51,945	(1,934)	—	(855)	—	50,418	1,854
LSI Financing LLC	—	24,622	(4,885)	31,016	956	—	51,709	2,574
Total	$45,626	$102,621	$(51,707)	$73,597	$8,581	$(7,126)	$171,592	$8,431

Controlled Affiliates
ACM Uprise Direct 2024 LLC	$32,274	$—	$—	$(32,274)	$—	$—	$—	$—
Blue Owl Leasing LLC	30,888	—	—	—	285	—	31,173	160
Blue Crest Aviation Partners 2025-1 LLC	70,520	888	(71,413)	—	(1,321)	1,326	—	—
BOAC AIF A4 Interval Pagani Depositor LLC	54,671	—	—	(54,671)	—	—	—	—
BOAC Crevasse I LLC	30,949	6,516	(16,007)	—	1,205	—	22,663	—
BOAC Inv III Member LLC	—	20,568	(65)	—	240	—	20,743	—
BOAC Up Owl Night E 2025 JV LLC	50,730	—	(10,796)	—	(399)	—	39,535	2,414
BOAC IAT Aviation Opco 1 LLC	49,204	—	(49,213)	—	(30)	39	—	—
Contrail JV II LLC Sunrise Portfolio Offshore LLC	19,608	—	(294)	—	809	(15)	20,108	—
Contrail JV II LLC Sunrise Portfolio Onshore LLC	9,045	—	(38)	—	820	(2)	9,825	—
IF CPMH25 Aggregator LLC	—	8,040	(32)	—	99	—	8,107	—
Sage Residential MSROF XI-A LP	—	12,925	—	—	—	—	12,925	—
LSI Financing LLC	31,016	—	—	(31,016)	—	—	—	—
Total	$378,905	$48,937	$(147,858)	$(117,961)	$1,708	$1,348	$165,079	$2,574

(a)
Gross additions may include increases in the cost basis of investments resulting from new investments, additional contributions, amounts related to payment-in-kind (“PIK”) interest capitalized and added to the principal balance of the respective loans, the accretion of discounts, the exchange of one or more existing investments for one or more new investments and the movement at fair value of an existing investment into this non-controlled affiliated category from a different category.

(b)
Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments and sales, return of capital, the amortization of premiums and the exchange of one or more existing securities for one or more new securities.

(14)	Par/Units is denominated in USD (“$”) unless otherwise noted as denominated in Euros (“€”), British Pound (“£”) or Canadian Dollars (“C$”).
(15)	Totals presented may differ than actuals due to rounding.
(16)
Security acquired in transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be “restricted security” under the Securities Act. As of June 30, 2026, the aggregate fair value of these securities is $1.35 billion, or 83.6% of the Fund’s net assets. The acquisition dates of the restricted securities are as follows:

Issuer/Borrower	Investment	Acquisition Date
ACHD Trust 2025-DS1 Class B Note(16)(36)	Asset-backed security	12/2025
ACHD Trust 2025-DS1 Class C Note(16)(36)	Asset-backed security	12/2025
ACHD Trust 2026-DS1 Class C Note(16)(36)	Asset-backed security	06/2026
ACM Uprise Direct 2024 LLC(4)(5)(6)(13)(16)(18)(41)	ABF equity	05/2025
AgAmerica Lending Fund, LLC(16)(33)	Investment partnership	07/2025

Blue Owl Alternative Credit Fund
Consolidated Summary Schedule of Investments - Continued
As of June 30, 2026
(Amounts in thousands, except share amounts)
(Unaudited)

Issuer/Borrower	Investment	Acquisition Date
Alp CFO 2024, L.P.(16)(36)	Secured note	01/2026
Athena Parliament HoldCo DAC(3)(16)(33)	Profit participating note	12/2025
Blue Crest Aerie 1 DAC(3)(16)(33)	Profit participating note	09/2025
Blue Crest Prospector Pico Duarte DAC(3)(16)(33)	Profit participating note	02/2026
Blue Owl Leasing LLC(5)(6)(13)(16)	Joint venture	10/2025
BOAC AIF A4 Interval Pagani Depositor LLC(5)(6)(13)(16)	ABF equity	05/2025
BOAC Crevasse I LLC(5)(6)(13)(16)(41)	ABF equity	06/2025
BOAC Inv III Member LLC(6)(13)(16)	ABF equity	03/2026
BOAC Up Owl Night E 2025 JV LLC(5)(6)(13)(16)(18)	ABF equity	12/2025
CCI GPCC Syndicate LLC(5)(6)(13)(16)(18)(41)	ABF equity	12/2025
Coller Evergreen CFO I Equity Holdings Feeder A, L.P.(4)(16)(36)	Preferred equity	06/2026
Coller Evergreen CFO I, L.P.(4)(16)(19)(29)	Secured note	06/2026
Continental Finance Credit Card ABS Master Trust Series 2025-A Class D Note(16)(33)(34)(36)	Asset-backed security	12/2025
Continental Finance Credit Card ABS Master Trust Series 2025-A Class E Note(16)(36)	Asset-backed security	12/2025
Contrail JV II LLC Sunrise Portfolio Offshore LLC(6)(13)(16)(18)	ABF equity	07/2025
Contrail JV II LLC Sunrise Portfolio Onshore LLC(6)(13)(16)(18)	ABF equity	07/2025
Crestone Air Partners, LLC(16)(18)(36)	Preferred equity	06/2026
GLS Auto Receivables Issuer Trust 2025-1 Series Certificate(10)(16)(18)	Asset-backed security	05/2025
GLS Auto Receivables Issuer Trust 2025-2 Series Certificate(10)(16)(18)	Asset-backed security	05/2025
GLS Auto Receivables Issuer Trust 2025-3 Class E Series Note(16)(33)(34)(36)	Asset-backed security	08/2025
GLS Auto Receivables Issuer Trust 2025-3 Series Certificate(10)(16)(18)	Asset-backed security	08/2025
GLS Auto Receivables Issuer Trust 2025-4 Class E Series Note(16)(33)(34)(36)	Asset-backed security	12/2025
GLS Auto Receivables Issuer Trust 2025-4 Series Certificate(10)(16)(18)	Asset-backed security	12/2025
GLS Auto Receivables Issuer Trust 2026-1 Class E Series Note(16)(33)(34)(36)	Asset-backed security	02/2026
GLS Auto Receivables Issuer Trust 2026-1 Series Certificate(10)(16)(18)	Asset-backed security	02/2026
GLS Auto Receivables Issuer Trust 2026-2 Series Certificate(10)(16)(18)	Asset-backed security	05/2026
IF CPMH25 Aggregator LLC(5)(6)(13)(16)(41)	ABF equity	01/2026
Lasair Stampede DAC(3)(16)(33)	Profit participating note	03/2026
LendingClub Structured Loan Certificate Issuer Trust, Series 2025-P11 Series Certificate(10)(16)(18)	Asset-backed security	08/2025
LendingClub Structured Loan Certificate Issuer Trust, Series 2025-P14 Series Certificate(10)(16)	Asset-backed security	09/2025
LendingClub Structured Loan Certificate Issuer Trust, Series 2025-P16 Series Certificate(10)(16)(18)	Asset-backed security	11/2025
LendingClub Structured Loan Certificate Issuer Trust, Series 2025-RP1 Class B Series Note(10)(16)(33)(34)(36)	Asset-backed security	05/2025
LendingClub Structured Loan Certificate Issuer Trust, Series 2025-RP1 Series Certificate(10)(16)	Asset-backed security	05/2025
LendingClub Structured Loan Certificate Issuer Trust, Series 2026-P1 Series Certificate(10)(16)	Asset-backed security	01/2026
LendingClub Structured Loan Certificate Issuer Trust, Series 2026-P4 Series Certificate(10)(16)	Asset-backed security	03/2026
LendingClub Structured Loan Certificate Issuer Trust, Series 2026-P8 Series Certificate(10)(16)	Asset-backed security	06/2026
LSI Financing LLC(5)(6)(13)(16)	Common equity	07/2025
OnDeck Asset Securitization IV, LLC 2025-2 Class D Note(16)(33)(34)(36)	Asset-backed security	11/2025
Plantago Finance DAC(3)(16)(33)	Profit participating note	02/2026
Point Securitization Trust 2025-2 A2 Note(16)(33)(34)(36)(37)	Asset-backed security	10/2025
Point Securitization Trust 2025-2 B1 Note(16)(36)(37)	Asset-backed security	10/2025

Blue Owl Alternative Credit Fund
Consolidated Summary Schedule of Investments - Continued
As of June 30, 2026
(Amounts in thousands, except share amounts)
(Unaudited)

Issuer/Borrower	Investment	Acquisition Date
Point Securitization Trust 2025-2 B2 Note(16)(36)(37)	Asset-backed security	10/2025
Point Securitization Trust 2025-2 Series Certificate(10)(16)(37)	Asset-backed security	10/2025
Point Securitization Trust 2026-1 A2 Note(16)(33)(34)(36)(37)	Asset-backed security	02/2026
Point Securitization Trust 2026-1 B1 Note(16)(36)(37)	Asset-backed security	02/2026
Point Securitization Trust 2026-1 B2 Note(16)(36)(37)	Asset-backed security	02/2026
Point Securitization Trust 2026-1 Series Certificate(10)(16)(37)	Asset-backed security	02/2026
Sage Residential MSROF XI-A LP(4)(6)(13)(16)(33)	Investment partnership	03/2026
SoFi Consumer Loan Program 2025-2 Trust Class D Note(16)(36)	Asset-backed security	06/2025
SoFi Consumer Loan Program 2025-3 Trust Class D Note(16)(36)	Asset-backed security	08/2025
SoFi Consumer Loan Program 2026-1 Trust Residual Certificate(10)(16)	Asset-backed security	03/2026
SoFi Consumer Loan Program 2026-B Trust Residual Certificate(10)(16)	Asset-backed security	03/2026
Splitero Trust 2026-1 A1 Note(16)(36)(37)	Asset-backed security	05/2026
Splitero Trust 2026-1 A2 Note(16)(33)(34)(36)(37)	Asset-backed security	05/2026
Splitero Trust 2026-1 B1 Note(16)(36)(37)	Asset-backed security	05/2026
Splitero Trust 2026-1 B2 Note(16)(36)(37)	Asset-backed security	05/2026
Splitero Trust 2026-1 Series Certificate(10)(16)(37)	Asset-backed security	05/2026
StepStone Secondary Opportunities Fund V Offshore, L.P.(16)(36)	Secured note	01/2026
U.S. Claims Litigation Funding, LLC(16)(36)	Secured note	06/2025
Upstart Securitization Trust 2025-4 Class D Note(16)(33)(34)(36)	Asset-backed security	11/2025
Valor CI Blocker Feeder LP(16)(18)	Investment partnership	11/2025
Various(4)(16)(36)(37)(40)(41)	ABF asset	07/2025
VCI Intermediate TopCo 1 LLC(16)(18)	ABF equity	11/2025
Veld Asset-Backed Credit I Feeder SCSP RAIF(4)(5)(6)(16)(33)	Investment partnership	05/2026
Wells Fargo Commercial Mortgage Trust 2025-5C7 Class E Certificate(16)(36)	Asset-backed security	12/2025
Wells Fargo Commercial Mortgage Trust 2025-5C7 Class F Certificate(16)(36)	Asset-backed security	12/2025
Wells Fargo Commercial Mortgage Trust 2025-5C7 Class G Certificate(16)(36)	Asset-backed security	12/2025
Woodstar Reciprocal Exchange(16)(36)	Unsecured notes	06/2026
Woodstar Risk Management Inc(16)(36)	Unsecured notes	06/2026

Blue Owl Alternative Credit Fund
Consolidated Summary Schedule of Investments - Continued
As of June 30, 2026
(Amounts in thousands, except share amounts)
(Unaudited)

(17)	The interest rate on these investments is subject to SONIA, which as of June 30, 2026 was 3.73%.
(18)	The Fund invests in this portfolio investment through a blocker entity.
(19)
These investments are structured as A/B note facilities under a single credit agreement with shared collateral. The Fund may hold both Class A and Class B notes, or Class B notes only. Both tranches share a first priority lien;
however, Class B is subordinated in the payment waterfall and represents a last-out position.

(20)	Reserved.
(21)	Reserved.
(22)	Reserved.
(23)	Reserved.
(24)	The date disclosed represents the commitment period of the unfunded loan. Upon expiration of the commitment period, the funded portion of the loan may be subject to a longer maturity date.
(25)	Reserved.
(26)
The Fund has entered into forward flow arrangements that require the purchase of certain ABF assets. These unfunded commitments are subject to specific maximum monthly purchase amounts and are not structured as funding-
on-demand obligations of the alternative lending platforms.

(27)	Reserved.
(28)	Home equity investments will be realized upon the sale or refinancing of the underlying homes, portfolio sales, or through securitization.
(29)	The interest rate on these investments is subject to 3 month SOFR, which as of June 30, 2026 was 3.73%.
(30)	The interest rate on these investments is subject to 1 month CORRA, which as of June 30, 2026 was 2.28%.
(31)	Reserved.
(32)	Unless otherwise indicated, the Fund’s investment is pledged as collateral supporting the amounts outstanding under the Revolving Credit Facility and SPV Asset Facilities.
(33)	The Fund’s investment is not pledged as collateral supporting the amounts outstanding under the Revolving Credit Facility and SPV Asset Facilities.
(34)	The Fund’s investment is pledged as collateral supporting the amounts outstanding under the payable for reverse repurchase agreements.
(35)	“SME” means small and medium-sized enterprises.
(36)	Investment does not contain a variable rate structure.
(37)	The Fund holds various individual home equity investments through OWLCX REIT LLC.
(38)
The Fund owns various individual SME loans, purchased through forward flow arrangements, through consolidated Special Purpose Vehicles (“SPVs”) (see additional information in Note 2: “Significant Accounting Policies”).
Information on the entire pool of assets can be found in Item 6.

(39)
The Fund owns various individual consumer personal loans, purchased through forward flow arrangements, through consolidated SPVs (see additional information in Note 2: “Significant Accounting Policies”). Information on the
entire pool of assets can be found in Item 6.

(40)
The Fund owns various individual home equity investments, purchased through forward flow arrangements, through consolidated SPVs (see additional information in Note 2: “Significant Accounting Policies”). Information on the
entire pool of assets can be found in Item 6.

(41)	Investment is subject to a forward flow arrangement. See Note 2: “Significant Accounting Policies”.

Blue Owl Alternative Credit Fund
Consolidated Statements of Changes in Net Assets
(Amounts in thousands)

	For the Six Months Ended June 30, 2026 (Unaudited)(3)	Period From March 7, 2025 (Commencement of Operations) to December 31, 2025(3)
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$65,202	$49,861
Net change in unrealized gain (loss)	2,720	(7,296)
Net realized gain (loss)	3,159	10,921
Net increase (Decrease) in net assets resulting from Operations	71,081	53,487
Distributions to Shareholders
Class I	(59,176)	(49,263)
Class I-F	—	(5,647)
Class U	(9,805)	(10,461)
Class U-F	—	(1,154)
Net Decrease in Net Assets Resulting from Shareholders’ Distributions	(68,981)	(66,525)
Capital Share Transactions
Class I-F (1):
Issuance of shares of beneficial interest	—	696,621
Share transfers between classes	—	(698,205)
Reinvestment of shareholders’ distributions	—	1,955
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions - Class I-F	—	371
Class U-F (1):
Issuance of shares of beneficial interest	—	178,620
Share transfers between classes	—	(179,535)
Reinvestment of shareholders’ distributions	—	806
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions - Class U-F	—	(109)
Class I:
Issuance of shares of beneficial interest	358,113	324,065
Share transfers between classes	—	698,205
Repurchased shares of beneficial interest (2)	(27,964)	(1)
Reinvestment of shareholders’ distributions	17,193	21,194
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions - Class I	347,342	1,043,464
Class U:
Issuance of shares of beneficial interest	17,065	29,625
Share transfers between classes	—	179,535
Repurchased shares of beneficial interest (2)	(3,656)	(128)
Reinvestment of shareholders’ distributions	6,653	7,438
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions - Class U	$20,062	$216,471
Total Increase (Decrease) in Net Assets	369,504	1,247,159
Net Assets, at beginning of period	1,247,159	—
Net Assets, at end of period	$1,616,663	$1,247,159
(1) Following the completion of the private offering of the Fund's shares and prior to the commencement of the public offering of the
Fund's shares on August 29, 2025, Class I-F and Class U-F Shares were reclassified as Class I and Class U Shares, respectively.
(2) Repurchased amount is net of the 2.00% early repurchase fee.
(3) Totals presented may differ than actuals due to rounding.
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Alternative Credit Fund
Consolidated Statement of Cash Flows
(Amounts in thousands)
(Unaudited)

For the Six Months Ended June 30, 2026
Cash Flows from Operating Activities
Net Increase (Decrease) in Net Assets Resulting from Operations	$71,081
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments, net	(1,408,899)
Proceeds from investments, net	894,845
Net change in unrealized (gain) loss on investments	(3,361)
Net change in unrealized (gain) loss on derivative instruments	(2,472)
Net change in unrealized (gain) loss on translation of assets and liabilities in foreign currencies	3,113
Net realized gain (loss) on investments	(3,358)
Net realized gain (loss) on derivative instruments	(54)
Net realized gain (loss) on foreign currency transactions and other transactions	253
Payment-in-kind interest and dividends	(151)
Net amortization/accretion of premium/discount on investments	(1,734)
Amortization of debt issuance costs	1,085
Changes in operating assets and liabilities:
(Increase) decrease in interest and dividend receivable	(10,415)
(Increase) decrease in receivable from controlled affiliates	(159)
(Increase) decrease in receivable from non-controlled affiliates	(1,264)
(Increase) decrease in due from adviser	(1,285)
(Increase) decrease in prepaid expenses and other assets	3,850
Increase (decrease) in accrued expenses and other liabilities	3,394
Increase (decrease) in payables to affiliate	4,471
Net cash provided by (used in) operating activities	(451,060)
Cash Flows from Financing Activities
Borrowings on debt	731,112
Repayments of debt	(593,500)
Proceeds from reverse repurchase agreements	34,456
Deferred offering costs paid	(37)
Debt issuance costs paid	(6,154)
Proceeds from issuance of shares of beneficial interest	369,232
Repurchases of shares of beneficial interest	(31,620)
Cash distributions paid to shareholders	(49,339)
Net cash provided by (used in) financing activities	454,150
Net increase (decrease) in cash and restricted cash	3,090
Cash and restricted cash, beginning balance (restricted cash of $0)	6,595
Cash and restricted cash, ending balance (restricted cash of $312)	$9,685

Supplemental and Non-Cash Information
Interest paid during the period	$7,929
Reinvestment of distributions during the period	$23,846
Taxes, including excise tax, paid during the period	$3
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Alternative Credit Fund
Consolidated Financial Highlights

	For the Six Months Ended June 30, 2026 (Unaudited)		For the Period from March 7, 2025 (Commencement of Operations) to December 31, 2025
($ in thousands, except share and per share amounts)	Class I	Class U	Class I(6)	Class U(6) (7)
Per share data:
Net asset value, at beginning of period	$9.96	$9.96	$10.00	$10.05
Results of operations:
Net investment income (loss)(1)	0.45	0.41	0.96	0.47
Net realized and unrealized gain (loss)(2)	0.05	0.05	0.28	0.06
Net increase (decrease) in net assets resulting from operations	$0.50	$0.46	$1.24	$0.53
Shareholder distributions:(1)
Distributions from net investment income	(0.45)	(0.41)	(0.96)	(0.47)
Distributions from realized gains	(0.02)	(0.02)	(0.21)	(0.10)
Distributions in excess of net investment income and realized gains	(0.01)	(0.01)	(0.11)	(0.05)
Net decrease in net assets from shareholders’ distributions	$(0.48)	$(0.44)	$(1.28)	$(0.62)
Total increase (decrease) in net assets	0.02	0.02	(0.04)	(0.09)
Net asset value, at end of period	$9.98	$9.98	$9.96	$9.96

Total return(3)	5.1%	4.7%	7.8%	5.3%

Ratios
Ratio of operating expenses to average daily net assets before expense waivers(4)(5)	4.8%	5.5%	5.0%	4.6%
Ratio of net operating expenses to average daily net assets after expense waivers(4)(5)	4.0%	4.7%	2.8%	3.6%
Ratio of net investment income to average daily net assets(5)	9.0%	8.2%	11.5%	9.8%
Portfolio turnover rate(8)	49.6%	49.6%	40.0%	40.0%

Supplemental Data
Daily average shares outstanding	124,696,643	22,433,646	42,870,436	18,656,627
Shares outstanding, end of period	138,515,800	23,526,767	103,638,237	21,515,774
Net assets, end of period	$1,381,928	$234,735	$1,032,754	$214,405
(1)The per share data was derived using the daily average shares outstanding during the period.
(2)The amount shown at this caption is the balancing amount derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the period may not agree with the change in the aggregate gains and losses in portfolio securities for the period because of the timing of sales of the Fund’s shares in relation to fluctuating market values for the portfolio.
(3)Total return is not annualized. Total return displayed is net of all fees, including all operating expenses such as management fees, incentive fees, general and administrative expenses, organization and amortized offering expenses, and interest expenses, net of any waivers. Total return is calculated as the change in net asset value (“NAV”) per share (assuming dividends and distributions, if any, are reinvested in accordance with the Fund's dividend reinvestment plan), if any, divided by the beginning NAV per share.

Blue Owl Alternative Credit Fund
Consolidated Financial Highlights
(4)Operating expenses may vary in the future based on the amount of capital raised, the Adviser’s election to continue expense support, and other unpredictable variables. For the six months ended June 30, 2026, the total operating expenses (excluding interest expense, management fees, incentive fees, deal expenses, and shareholder servicing fees) to average daily net assets were 1.3% and 1.3% for Class I and Class U Shares, respectively, prior to expenses waived by the Adviser, and expense recoupment paid to the Adviser, if any. For the six months ended June 30, 2026, the total operating expenses (excluding interest expense, management fees, incentive fees, and shareholder servicing fees) to average daily net assets were
0.5% and 0.5% for Class I and Class U Shares, respectively, after factoring in expenses waived by the Adviser, and expense recoupment paid to the Adviser, if any. For the period ended December 31, 2025, the total operating expenses (excluding interest expense, management fees, incentive fees, deal expenses, and shareholder servicing fees) to average daily net assets were 2.3% and 1.3% for Class I and Class U Shares, respectively, prior to expenses waived by the Adviser, and expense recoupment paid to the Adviser, if any. For the period ended December 31, 2025, the total operating expenses (excluding interest expense, management fees, incentive fees, and shareholder servicing fees) to average daily net assets were
0.5% and 0.5% for Class I and Class U Shares, respectively, after factoring in expenses waived by the Adviser, and expense recoupment paid to the Adviser, if any.
(5)The ratio reflects an annualized amount, except in the case of non-recurring expenses including organization and offering expenses.
(6)Following the completion of the private offering of the Fund’s shares and prior to the commencement of the public offering of the Fund's shares on August 29, 2025, Class I-F and Class
U-F Shares were reclassified as Class I and Class U Shares, respectively.
(7)For the period from July 15, 2025 (inception of offering) through December 31, 2025.
(8)Portfolio turnover rate is calculated at the Fund level.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements
(Unaudited)
Note 1. Organization
Blue Owl Alternative Credit Fund (the “Fund”) is a Delaware statutory trust formed on January 14, 2025. The Fund commenced operations on March 7, 2025. The Fund is registered as a non-diversified, closed-end management investment company under the
Investment Company Act of 1940, as amended (the “1940 Act”). Blue Owl Alternative Credit Advisors II LLC, a Delaware limited liability company (the “Adviser”), serves as the Fund’s investment adviser and is responsible for the day-to-day management of the
Fund. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment
Advisers Act of 1940, as amended. The Adviser is an indirect subsidiary of Blue Owl Capital Inc. (NYSE: OWL) (together with its affiliates, “Blue Owl”).
The Fund’s investment objective is to generate current income and, to a lesser extent, long-term capital appreciation. The Fund intends primarily to employ a flexible mandate and dynamically allocate assets across a wide range of alternative credit assets and strategies, including asset-based finance investments. To a lesser extent, the Fund will invest in other credit investments, with a focus on private investments.
The Fund is an “interval fund” pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding shares of beneficial interest (“Shares”) at net asset value (“NAV”). In connection with any given repurchase offer, it is likely that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding
Shares. It is possible that a repurchase offer will be oversubscribed, with the result that shareholders of the Fund (“Shareholders”) may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to seek to provide liquidity to Shareholders, the Shares should be considered illiquid.
The Fund intends to elect to be treated for federal income tax purposes, and intends to qualify annually, as a regulated investment company (a “RIC”)  under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for its tax year ending
December 31, 2026 and for each taxable year thereafter. Because the Fund intends to elect to be regulated as a RIC under the Code, the Fund’s portfolio is subject to diversification and other requirements.
The Fund received an exemptive order that permits it to offer multiple classes of shares of beneficial interest and to impose varying sales loads, asset-based servicing and/or distribution fees and early withdrawal fees. During the fiscal period ended December
31, 2025, the Fund completed a private offering to certain accredited investors of Class I-F, Class S-F and Class U-F Shares.
Following the completion of the private offering of the Shares and prior to the commencement of the public offering of the Shares on
August 29, 2025, Class I-F, Class S-F and Class U-F Shares were reclassified as Class I, Class S and Class U Shares, respectively. The
Fund currently offers three separate classes of Shares designated as Class I Shares, Class S Shares and Class U Shares, and the Fund
may offer additional classes of Shares in the future.
Note 2. Significant Accounting Policies
Basis of Presentation
The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, therefore, applies the specialized accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. In the
opinion of management, all adjustments considered necessary for the fair presentation of the consolidated financial statements have been included.
Consolidation
As provided under Regulation S-X and ASC Topic 946 - Financial Services - Investment Companies, the Fund will generally not consolidate its investment in a company other than a wholly-owned investment company or controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund’s wholly-owned subsidiaries listed below in its consolidated financial statements (each, a “Subsidiary”). All significant intercompany balances and transactions have been eliminated in consolidation.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
The Fund has consolidated the following Subsidiaries as of June 30, 2026:

Subsidiary	Date of Formation	Net Assets of Subsidiary ($ in thousands)	Percentage of Fund's Total Net Assets
BOAC SQ 2025L IF Purchaser LLC	6/26/2025	$55,076	3.41%
BOACF Blocker LLC	11/14/2025	$346	0.02%
BO OWLCX GPCC LLC	11/26/2025	$50,418	3.12%
OWLCX Cayman Holdco Ltd.	11/26/2025	$279,804	17.31%
OWLCX REIT LLC	6/27/2025	$185,841	11.50%
OWLCX SF 2025L Purchaser Trust	8/4/2025	$230	0.01%
OWLCX Sunrise Onshore 7X LLC	6/27/2025	$9,825	0.61%
BOAC SMB 2025 IF Trust	11/4/2025	$37,825	2.34%
IF Leaf Purchaser 2 LLC	4/17/2026	$29,521	1.83%
IF GPT Holdco PVT LLC	6/4/2026	$4,512	0.28%
Use of Estimates
The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual amounts could differ from those estimates and such differences could be material.
Cash and Restricted Cash
Cash consists of deposits held at a custodian bank. Cash is carried at cost, which approximates fair value. The Fund deposits its cash with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law. Restricted cash primarily relates to cash held as collateral for reverse repurchase agreements.
Investments at Fair Value
Investment transactions are recorded on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Realized gains or losses are measured by the difference between the net proceeds received and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.
Investments for which market quotations are readily available are typically valued at the average bid price of those market quotations. To validate market quotations, the Fund utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is expected to be the case for substantially all of the Fund’s investments, are valued at fair value as determined in good faith by the Adviser, who is, as the valuation designee, responsible for such determination.
The Adviser may consider, as one input among others, certain procedures performed by one or more independent third-party valuation firm(s) engaged at the direction of the Adviser. Pursuant to the terms of the applicable engagement agreement(s) and the valuation policy, the services of any such independent valuation firm(s) will consist of certain limited procedures that the Adviser requests the independent valuation firm(s) to perform, which will be based on data and assumptions provided by the Adviser and third-
party sources that the independent valuation firm(s) will not independently verify. The results of such procedures will be prepared solely for the Adviser and may not be relied upon by any other person.
As part of the valuation process, the Adviser, as the valuation designee, takes into account relevant factors in determining the fair value of the Fund’s investments, including: the estimated enterprise value of a portfolio investment (i.e., the total fair value of the portfolio investment’s debt and equity), the nature and realizable value of any collateral, the portfolio investment’s ability to make payments based on its earnings and cash flow, the markets in which the portfolio investment does business, a comparison of the portfolio investment’s securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. In accordance with Rule 2a-5 under the 1940 Act, the Adviser, as the valuation designee, conducts periodic due diligence in connection with considering whether certain external events or conditions corroborate the valuation of investments.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
The value of the Fund’s investments will be based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. The Adviser generally will value the Fund’s  investments in accordance with Financial Accounting
Standards Board (“FASB”) Accounting Standards Codification 820, Fair Value Measurements (“ASC 820”), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements.
ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date.  Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC
820, the Fund considers its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:
• Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
• Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
The Fund applies the practical expedient provided by ASC Topic 820 relating to investments in entities such as Special Purpose
Vehicles (“SPVs”) and private investment companies that calculate net asset value (“NAV”) per share (or its equivalent). ASC Topic
820 permits an entity holding investments in certain entities that either are investment companies, or have attributes similar to an investment company, and calculate NAV per share or its equivalent for which the fair value is not readily determinable, to measure the fair value of such investments on the basis of that NAV per share, or its equivalent, without adjustment. Investments valued using
NAV per share as a practical expedient are not categorized within the fair value hierarchy as per ASC Topic 820.
If the practical expedient NAV is not as of the reporting entity’s measurement date, the NAV should be adjusted to reflect any significant event that may change the valuation.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfer occurs. Consistent with its valuation policy, the Adviser, as the valuation designee, evaluates the source of the inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (such as broker quotes), the Adviser, as the valuation designee, subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, the Adviser, as the valuation designee, or the independent valuation firm(s), reviews pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If the Fund were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.
Foreign Currency
Foreign currency amounts are translated into U.S. dollars on the following basis:
•cash, fair value of investments, outstanding debt, other assets and liabilities: at the spot exchange rate on the last business day of the period; and
•purchases and sales of investments, borrowings and repayments of such borrowings, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Forward Foreign Currency Contracts
Forward foreign currency contracts are recognized at fair value through current period gains or losses on the date on which the contract is entered into and are subsequently re-measured at fair value. All forward purchase agreements are carried as assets when fair value is positive and as liabilities when fair value is negative. A forward foreign currency contract is derecognized when the obligation specified in the contract is discharged, canceled, or expired.
Interest and Dividend Income Recognition
Interest income is recorded on the accrual basis and includes accretion and amortization of discounts or premiums. Discounts and premiums to par value on securities purchased are amortized into interest income over the contractual life of the respective security using the straight-line method, provided that the results are not materially different from those obtained using the effective yield method. The amortized cost of investments reflects the original purchase price adjusted for any accretion or amortization of discounts or premiums. In the event of a loan or debt security prepayment, any prepayment premiums, unamortized upfront loan origination fees, and unamortized discounts are recorded as interest income in the period in which the prepayment occurs.
Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full.
Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding the loan’s collectability. Non-
accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.
The Fund holds investments in its portfolio that contain payment-in-kind (“PIK”) provisions. PIK represents accrued interest or dividends that are added to the principal amount or cost basis of the investment on the respective payment dates rather than being paid in cash, and generally becomes due at maturity or upon the investment being called by the issuer. PIK is recorded as interest or dividend income, as applicable, on an accrual basis to the extent such amounts are expected to be collected. If at any point the Fund believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status, and the accrued but uncapitalized interest or dividends are generally reversed through interest or dividend income. As of June 30, 2026, the fair value of the investments in the portfolio with PIK provisions was $9.89 million, which represents approximately 0.48% of total investments at fair value. For the six months ended June 30, 2026, the Fund earned $151 thousand in PIK interest income, which is included in PIK interest income in the Consolidated Statement of Operations.
Dividend income on equity securities is recorded on the record date for private portfolio investments or on the ex-dividend date for publicly-traded portfolio investments, if any. Distributions received from SPVs, ABF equity investments, private investment companies, or secondary limited partnership investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital.
Residual tranches of asset-backed securities (“ABS”) recognize interest income by using the effective interest methodology based on an effective yield to maturity utilizing projected cash flow, in accordance with ASC Topic 325-40, Beneficial Interest in
Securitized Financial Assets.
The Fund acquires various assets, including consumer loan receivables, SME receivables, and home equity investments (“HEIs”)
from multiple alternative lending platforms (“Platforms”) at specifically negotiated prices and terms through forward flow arrangements. Platforms that the Fund acquires loans, receivables, and other assets from include SoFi, Pagaya, Square, Everest,
Upstart, Point Digital, Splitero and Clover.
The Fund invests in HEIs, which are contractual agreements that provide homeowners with upfront cash in exchange for a percentage of the future appreciation in the value of their homes. HEIs do not have a fixed maturity date or a stated coupon rate. HEIs will be realized upon the sale or refinancing of the underlying homes, portfolio sales, or through securitization. The Fund classifies
HEIs as other financial assets under ASC Topic 946 and measures them at fair value through earnings.
The Fund provides working capital advances to SMEs through the purchase of a specified amount of the business’s future receivables. Interest income from purchased future receivables is recognized when collections are received under each contract. The allocation of each amount received is determined by apportioning the collections based on the factor (discount) rate specified in the business’s contract. The Fund believes this methodology best reflects the effective interest method for these investments.
The Fund invests in arrangements where it provides financing to a lessee for the lease of an asset. Under a financing lease, substantially all risks and rewards of ownership are transferred to the lessee, and the Fund recognizes interest income over the lease term using the effective interest method.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Other Income
From time to time, the Fund may receive fees for services provided to portfolio investments. These fees are generally only available to the Fund as a result of closing investments, are generally paid at the closing of the investments, are generally non-
recurring and are recognized as revenue when earned upon closing of the investment. The services that the Fund provides vary by investment, but can include closing, work, diligence or other similar fees and fees for providing managerial assistance to the Fund’s portfolio investments.
Organizational Expenses
Costs associated with the organization of the Fund are expensed as incurred. These expenses consist primarily of legal fees and other costs of organizing the Fund.
Offering Expenses
Costs associated with the offering of the Shares are capitalized as deferred offering expenses and are included in prepaid expenses and other assets in the Consolidated Statement of Assets and Liabilities and are amortized over a twelve-month period from incurrence
(no earlier than commencement of operations). Expenses for any additional offerings are deferred and amortized as incurred. These expenses consist primarily of legal fees and other costs incurred in connection with the offering of the Shares, the preparation of the
Fund’s registration statement, and registration fees.
Debt Issuance Costs
The Fund records origination and other expenses related to its debt obligations as debt issuance costs. These expenses are deferred and amortized utilizing the effective yield method, over the life of the related debt instrument. Debt issuance costs are presented on the
Consolidated Statements of Assets and Liabilities as a direct deduction from the debt liability. In circumstances in which there is not an associated debt liability amount recorded in the consolidated financial statements when the debt issuance costs are incurred, such debt issuance costs will be reported on the Consolidated Statements of Assets and Liabilities as an asset until the debt liability is recorded.
Reimbursement of Transaction-Related Expenses
The Fund may receive reimbursement for certain transaction-related expenses in pursuing investments. Transaction-related expenses, which are generally expected to be reimbursed by the Fund’s portfolio companies, are typically deferred until the transaction is consummated and are recorded in prepaid expenses and other assets on the date incurred. The costs of successfully completed investments not otherwise reimbursed are borne by the Fund and are included as a component of the investment’s cost basis.
Cash advances received in respect of transaction-related expenses are recorded as cash with an offset to accrued expenses and other liabilities. Accrued expenses and other liabilities are relieved as reimbursable expenses are incurred.
Income Taxes
The Fund intends to elect to be treated as a RIC under the Internal Revenue Code of 1986, as amended, for the taxable period ending December 31, 2026 and intends to qualify as a RIC annually. So long as the Fund maintains its tax treatment as a RIC, it generally will not pay corporate-level U.S. federal income taxes at corporate rates on any ordinary income or capital gains that it distributes at least annually to its shareholders as dividends. Instead, any tax liability related to income earned and distributed by the
Fund represents obligations of the Fund`s investors and will not be reflected in the consolidated financial statements of the Fund.
To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Fund must distribute to its Shareholders, for each taxable year, at least 90% of its
“investment company taxable income” for that year, which is generally its ordinary income plus the excess of its realized net short-
term capital gains over its realized net long-term capital losses. In order for the Fund not to be subject to U.S. federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October
31 of the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. The Fund, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. federal excise tax on this income.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.
Income and Expense Allocations
Income and realized and unrealized capital gains and losses are allocated to each class of Shares of the Fund on the basis of the aggregate net asset value of that class in relation to the aggregate net asset value of the Fund.
Expenses that are common to all Share classes are borne by each class of Shares based on the net assets of the Fund attributable to each class. Expenses that are specific to a class of Shares are allocated to such class either directly or through the distribution and/or servicing fees paid pursuant to the Fund’s distribution and servicing plan.
Distributions to Shareholders
The Fund intends to declare income distributions daily and distribute them to Shareholders monthly in aggregate amounts representing substantially all of the Fund’s net investment income, if any, earned during the period. Any long-term and short-term capital gains will be paid out as permitted by the 1940 Act or any exemptive relief provided by the SEC. The distribution rate that the
Fund pays on its Shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limitation the amount of the Fund's undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by the Fund (including interest expenses on any reverse repurchase agreements, dollar rolls and borrowings and dividends payable on any preferred shares issued by the Fund). As portfolio and market conditions change, the rate of distributions on the Shares and the Fund's distribution policy could change.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.
The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including fund investments), non-capital gains proceeds from the sale of assets (including fund investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in structured and/or securitized products or vehicles and/or direct investments and expense reimbursements from the Adviser. The Fund does not intend to establish limits on the amount of funds the Fund may use from available sources to make distributions.
Segment Reporting
In accordance with ASC Topic 280 – “Segment Reporting (ASC 280),” the Fund has determined that it has a single operating and reporting segment. As a result, the Fund’s segment accounting policies are the same as described herein and the Fund does not have any intra-segment sales and transfers of assets.
The Fund operates through a single operating and reporting segment with an investment objective to generate both current income, and to a lesser extent, capital appreciation through debt and equity investments. The chief operating decision maker
(“CODM”) is comprised of the Fund’s chief executive officer and chief financial officer and assesses the performance and makes operating decisions of the Fund on a consolidated basis primarily based on the Fund’s net increase in shareholder’s equity resulting from operations (“net income”). In addition to numerous other factors and metrics, the CODM utilizes net income as a key metric in determining the amount of dividends to be distributed to the Fund’s shareholders. As the Fund’s operations comprise of a single reporting segment, the segment assets are reflected on the accompanying balance sheet as “total assets” and the significant segment expenses are listed on the accompanying Consolidated Statement of Operations.
New Accounting Pronouncements
In November 2024, the FASB issued ASU 2024-03, “Income Statement—Reporting Comprehensive Income—Expense
Disaggregation Disclosures (Subtopic 220-40),” which requires disaggregated disclosure of certain costs and expenses, including purchases of inventory, employee compensation, depreciation, amortization and depletion, in each relevant expense caption. ASU
2024-03 is effective for fiscal years beginning after December 15, 2026, and interim reporting periods beginning after December 15,
2027. Early adoption and retrospective application is permitted. The Fund is currently assessing the impact of this guidance, however, the Fund does not expect a material impact on its consolidated financial statements.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Other than the aforementioned guidance, the Fund’s management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying consolidated financial statements.
Note 3. Risk Factors
In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists. See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information.
Valuation Risk
The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, human error, or, with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.
A significant amount of the Fund's investments are expected to be in securities that do not have readily ascertainable market prices. Assets that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the Adviser (who may consider, as one input among others, certain procedures performed by one or more independent valuation firms, if any).
Because fair values, and particularly fair values of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and are often based to a large extent on estimates, comparisons and qualitative evaluations of private information, the Fund's determinations of fair value may differ materially from the values that would have been determined if a ready market for these securities existed. This could make it more difficult to value accurately the Fund's portfolio investments and could lead to undervaluation or overvaluation of the Fund's interests. In addition, the valuation of these types of securities may result in substantial write-downs and earnings volatility. There can be no assurance that valuation decisions with respect to an investment will represent the value realized by the Fund on the eventual disposition of such investment or that would, in fact, be realized upon an immediate disposition of such investment on the date of its valuation.
The Fund’s NAV is a critical component in several operational matters including computation of the Management Fee and
Incentive Fee payable by the Fund, and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of the Fund's investments will impact, positively or negatively, the fees and expenses Shareholders will pay, the price a Shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in the Fund.
The number of Shares a Shareholder will receive will be based on the Fund's most recent NAV, which may not be ascertainable at the time a prospective investor submits a subscription agreement to purchase Shares.
Credit Risk
One of the fundamental risks associated with the Fund's investments is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. The Fund's return to investors would be adversely impacted if an issuer of debt in which the Fund invests becomes unable to make such payments when due.
Although the Fund may make investments that the Adviser believes are secured by specific collateral, the value of which may initially exceed the principal amount of such investments or the Fund's fair value of such investments, there can be no assurance that the liquidation of any such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. The Fund may also invest in leveraged loans, high-yield securities, marketable and non-marketable common and preferred equity securities and other unsecured investments, each of which involves a higher degree of risk than senior secured loans. Furthermore, the Fund's right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of a senior lender, to the extent applicable.
Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In addition, loans may provide for payments-in-kind, which have a similar effect of deferring current cash payments. In such cases, an issuer's ability to repay the principal of an investment may depend on a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Credit Spread Risk
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities.
High-Yield Securities
The Fund may invest in unrated and “below investment grade” loans, securities and obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings (also known as “high-yield” or “junk” bonds). These loans, securities and obligations are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers.
Asset-Backed Securities Risk
The investment characteristics of ABS and mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. The frequency at which prepayments
(including voluntary prepayments by the obligors and liquidations due to default and foreclosures) occur on loans underlying ABS and mortgage-backed securities will be affected by a variety of factors.
ABS which represent an interest in a pool of assets such as credit card receivables, automobile loans or home equity loans, have yield and maturity characteristics corresponding to their underlying assets. The risk of each ABS depends both on the underlying assets and the legal structure of such security. (For example, credit card receivables are generally unsecured and the debtors entitled to the protection of a number of state and federal consumer credit laws.) Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and including assets such as unsecured consumer or other receivables, consumer loans, trade receivables, equipment leases, and other assets that produce streams of payments, are securitized in pass-through structures. Through collateralized debt obligations (“CDOs”), CLOs and/or other types of structured or securitized products, the Fund may invest in these and other types of ABS that may be developed in the future.
There is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Further, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain ABS include both interest and a partial payment of principal. This partial payment of principal may be comprised of a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing or foreclosure of the underlying loans. As a result of these unscheduled payments of principal, or prepayments on the underlying securities, the price and yield of ABS can be adversely affected. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds at the lower interest rates then available. Prepayments of loans that underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is prepaid. In addition, like other interest-bearing securities, the values of
ABS generally fall when interest rates rise, but when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment option.
The risk of investing in consumer or commercial ABS is ultimately dependent upon payment of loans by the debtor. The collateral supporting ABS is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with mortgage-
backed securities, ABS are often backed by a pool of assets, such as loans, receivables, leases, and other financial assets, representing the obligations of a number of different parties and use credit enhancement techniques such as letters of credit, guarantees or preference rights. The value of an ABS is affected by changes in the market's perception of the asset backing the security and the creditworthiness of the servicing agent for the loan pool, the originator of the assets or the financial institution providing any credit enhancement, as well as by the expiration or removal of any credit enhancement.
Risks Related to Investments in Loans
The Fund may invest in loans, either through primary issuances or in secondary transactions, including potentially on a synthetic basis. The value of the Fund's loans may be detrimentally affected to the extent a borrower defaults on its obligations. There can be no assurance that the value assigned by the Adviser to collateralize an underlying loan can be realized upon liquidation, nor can there be any assurance that any such collateral will retain its value. Furthermore, circumstances could arise (such as in the bankruptcy of a borrower) that could cause the Fund's security interest in the loan's collateral to be invalidated. Also, much of the collateral will be subject to restrictions on transfer intended to satisfy securities regulations, which will limit the number of potential purchasers if the

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Fund intends to liquidate such collateral. The amount realizable with respect to a loan may be detrimentally affected if a guarantor, if any, fails to meet its obligations under a guarantee. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral.
The portfolio may include first lien senior secured, second and third lien loans, unsecured loans, and any other loans.
Transportation Finance Risk
The Fund may invest in transportation finance-related instruments, including transactions involving the acquisition, securitization, financing or leasing of financial instruments that are directly or indirectly related to or backed by aircraft, railcars, locomotives, vessels, or fleet vehicles. The transportation finance sector is cyclical in nature and will likely be dependent upon continued economic growth in the world's economies. Economic recessions, terrorism, pandemics, the price of fuel, and newer, more efficient vehicles are all risks to these types of investments. Further, funds operating in these sectors will often have greater portfolio concentration.
Consumer Risk
The Fund may invest in consumer loans (or ABS backed by consumer loans), including debt consolidation loans, home improvement loans, personal loans, residential real estate investments, credit cards, and automobile loans. The performance of such investments are affected by, among other things, general economic conditions. Consumer loans are susceptible to prepayment risks and default risks. Unsecured consumer loans are not secured by any collateral of the borrowers. The repayment of unsecured consumer loans is dependent upon the ability and willingness of the borrowers to repay. Other consumer loans, like automobile loans, may be secured by collateral, but the value of that collateral is not guaranteed. Automobile loans are not typically insured or guaranteed by any other person or entity. Increases in unemployment, decreases in home values or the values of other consumer assets or lack of availability of credit may lead to increased default rates and may also be accompanied by decreased consumer demand for automobiles and declining values of automobiles securing outstanding automobile loan contracts, which weakens collateral coverage and increases the amount of a loss in the event of default. Significant increases in the inventory of used automobiles during periods of economic recession or otherwise may also depress the prices at which repossessed automobiles may be sold or delay the timing of these sales.
The occurrence of any of the foregoing risks could, among other things, adversely affect the consumer loans (or the ABS backed by consumer loans) in which the Fund may invest.
Marketplace Lending Risk
Marketplace lending allows lenders to make loans via a centralized, often online, platform (the “Platform”). In most Platform programs, a bank originates the loans which after sale to investors are serviced by the operator of the marketplace Platform. The borrowers on such Platforms are a wide range of individuals and businesses, and the Fund's ability to assess their creditworthiness may be limited. In the event of a default, certain lending Platforms offer lenders almost no chance of recovery. In addition, marketplace loans are relatively illiquid investments. In many cases it is difficult or impossible for the lender to get its money back before a loan matures, even absent a default.
These lending models and systems are also subject to increasing regulatory risk, as several federal and state regulators have examined the possibility of regulating them as well as the banks with which they often partner. Such regulations could result in increased compliance costs for these systems and a lessened ability for them to make loans on a cost effective basis, or could ultimately eliminate their ability to make such loans entirely.
Risks in Equipment Leasing and Lending Against Equipment
The Fund may engage in equipment leasing, which may expose the Fund to considerable risk. In cases of a non-performing lessee, there are considerable costs associated with terminating leases and retrieving hard assets that can disrupt and reduce cash flow. These risks may be exacerbated in the case of lessee bankruptcy. Further, it may be difficult to re-lease or sell retrieved equipment, depending on market conditions, especially if such equipment is outdated or has been misused. Financing leases in which the lessee pays the value of the leased equipment over the lease term and has the option to purchase the equipment for no or nominal consideration can be considered commercial loans and present additional compliance risks for the Fund.
Aircraft and Aviation Industry Risk
The Fund may acquire assets related to the aviation industry. Investments in securitizations and other financial instruments backed by aircraft and aircraft equipment are subject to a number of risks relating to the aviation industry. Airline business and results of operations are significantly impacted by general economic and industry conditions. The airline industry is highly cyclical, and the level of demand for air travel is correlated to the strength of the U.S. and global economies. Robust demand for air transportation services depends on favorable economic conditions, including the strength of the domestic and foreign economies, low unemployment levels, strong consumer confidence levels and the availability of consumer and business credit. In addition, airlines are subject to

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
extensive regulatory oversight. Compliance with U.S. and international regulations imposes significant costs and may have adverse effects on an airline. Market events such as economic declines and recessions, geopolitical conflicts and the occurrence or threat of pandemics, terrorism or war may also have an adverse effect on the aviation industry generally and securities related to the same, especially when such market events cause declines in travel, increases in costs or future uncertainty for airlines, aircraft or the commercial aviation industry generally. There can be no assurance that future events will not have a negative impact on the aviation industry or securities collateralized or otherwise backed by aircraft or aircraft equipment.
Interest Rate Risk
The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund's ability to make investments, the value of its investments and its ability to realize gains from the disposition of investments and, accordingly, have a material adverse effect on the Fund's investment objectives and its rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for the Fund's financing needs.
Inflation Risk
Inflation risk is the risk that the value of certain assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage would likely increase, which would tend to further reduce returns to Shareholders.
Hedging Risk
The Fund may utilize financial instruments for risk management purposes in order to: (i) protect against possible changes in the market value of the Fund's investment portfolio resulting from fluctuations in the securities markets and changes in interest rates; (ii)
protect the Fund's unrealized gains in the value of the Fund's investment portfolio; (iii) facilitate the sale of any such investments; (iv)
preserve returns, spreads or gains on any investment in the Fund's portfolio; (v) hedge the interest rate or currency exchange rate on any of the Fund's liabilities or assets; (vi) protect against any increase in the price of any securities the Fund anticipates purchasing at a later date; or (vii) for any other reason that the Adviser deems appropriate.
While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if it has not engaged in any such hedging transaction.
Derivatives Risk
The Fund may use various derivative instruments, such as options, futures, forwards, commodities, swaps and swaptions
(including interest rate and credit default swaps). Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The Fund may, directly or indirectly, use various derivative instruments including options contracts, futures contracts, forward contracts, options on futures contracts, indexed securities, credit default swaps, interest rate swaps and other swap agreements primarily for hedging and risk management purposes.
The Fund may treat reverse repurchase agreements and similar financing transactions as derivatives. The Fund also may use derivative instruments for investment purposes and/or to approximate or achieve the economic equivalent of an otherwise permitted investment
(as if the Fund directly invested in the securities, loans or claims of the subject portfolio company) or if such instruments are related to an otherwise permitted investment. The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. The use of derivative instruments may have risks including, among others, leverage risk, market risk, volatility risk, duration mismatch risk, correlation risk, counterparty risk, market liquidity risk, fund liquidity risk and legal and operational risk.
Payment-in-Kind (“PIK”) Income Risk
The Fund may hold investments that result in PIK income or PIK dividends. PIK income may have a negative impact on liquidity, as it represents a non-cash component of the Fund's taxable income that may require cash distributions to Shareholders in order to maintain the Fund's ability to qualify for tax treatment as a RIC. Similarly, all things being equal, the deferral associated with PIK income also increases the loan-to-value ratio at a compounding rate. The market prices of PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Because PIK income results in an increase in the size of the PIK securities held, the Fund's exposure to potential losses increases when a security pays PIK income.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Note 4. Agreements and Related Party Transactions
Investment Advisory Agreement
On March 7, 2025, the Fund entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with the
Adviser. The basis for the Board's most recent approval of the Investment Advisory Agreement is detailed in the "Other Information"
section of the semi-annual report for the period ended June 30, 2025.
Under the terms of the Investment Advisory Agreement, the Fund will pay the Adviser advisory fees for services performed under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee.
The Fund will pay the Adviser a management fee (the “Management Fee”) at an annual rate of 0.75% based on the average daily value of the Fund’s Managed Assets, payable monthly in arrears. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes) as of each day. The Management Fee is paid to the Adviser before giving effect to any repurchases of Shares effective as of that date. In the case of a partial month, the Management Fee will be appropriately prorated based on the number of days during the month in which the Adviser provided services to the Fund. For the six months ended June 30,
2026, the Management Fee was $6.66 million, net of $45 thousand in management fee waivers.
The Fund will pay the Adviser an incentive fee (the “Incentive Fee”) based on Pre-Incentive Fee Net Investment Income Returns.
“Pre-Incentive Fee Net Investment Income Returns” include dividends (including reinvested dividends), interest and fee income accrued by the Fund during the calendar quarter, minus operating expenses for the calendar quarter (including the Management Fee, expenses payable under the Administration Agreement (as defined below), and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK and zero coupon securities), accrued income that the Fund may not have received in cash.  For the six months ended June 30, 2026, the Incentive Fee was $7.25 million.
The Incentive Fee will be paid quarterly in arrears with respect to the Fund’s Pre-Incentive Fee Net Investment Income Returns in
each calendar quarter as follows:
• No Incentive Fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which the Fund’s Pre-
Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.50% per quarter (6.00% annualized);
• 100% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such
Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.667%
(6.668% annualized). This portion of the Pre-Incentive Fee Net Investment Income Returns is referred to as the “catch-up.” The
“catch-up” is meant to provide the Adviser with approximately 10% of the Fund’s Pre-Incentive Fee Net Investment Income Returns
as if a hurdle rate did not apply if this net investment income exceeds 1.667% in any calendar quarter; and
• 10% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of
1.667% (6.668% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 10% of all Pre-Incentive
Fee Net Investment Income Returns thereafter are allocated to the Adviser.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Affiliated Transactions
The Fund may be prohibited under the 1940 Act from participating in certain transactions with its affiliates without the prior approval of the SEC. The Fund, the Adviser and certain of their affiliates were granted an order for exemptive relief that permitted co-
investing with affiliates of the Fund subject to various approvals of the Board and other conditions. On May 6, 2025, the Fund, the
Adviser and certain of their affiliates were granted a new order for exemptive relief that superseded the prior order for exemptive relief
(the “Order”) by the SEC for the Fund to co-invest with other funds managed by the Adviser or certain affiliates, in a manner consistent with the Fund’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such Order, the Fund generally is permitted to co-invest with certain of its affiliates if such co-
investments are done on the same terms and at the same time, as further detailed in the Order. The Order requires that a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Board make certain findings (1) in most instances when the Fund co-
invests with its affiliates in an issuer where an affiliate of the Fund has an existing investment in the issuer, and (2) if the Fund disposes of an asset acquired in a transaction under the Order unless the disposition is done on a pro rata basis. Pursuant to the Order, the Board will oversee the Fund’s participation in the co-investment program. As required by the Order, the Fund has adopted, and the
Board has approved, policies and procedures reasonably designed to ensure compliance with the terms of the Order, and the Adviser and the Fund’s Chief Compliance Officer will provide reporting to the Board.
Administration Agreement
On March 7, 2025, the  Fund entered into an Administration Agreement (the “Administration Agreement”) with the Adviser (in such capacity, the “Administrator”). Under the terms of the Administration Agreement, the Adviser performs, or oversees or arranges for, the administrative services necessary for the operation of the Fund, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology, and investor relations, being responsible for the financial records that the Fund is required to maintain and preparing reports to the Shareholders and reports filed with the SEC. In addition, the Administrator will assist the Fund in determining and publishing the Fund’s NAV, conduct relations with the Fund’s service providers, oversee the preparation and filing of the Fund’s tax returns and the dissemination of reports to the Shareholders, and generally oversee the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others.
Except as specifically provided in the Administration Agreement entered into between the Fund and the Administrator, all investment professionals and staff of the Administrator, when and to the extent engaged in providing investment advisory and management services to the Fund, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, are provided and paid for by the Administrator. The Fund bears its allocable portion of the compensation paid by the Administrator (or its affiliates) to the Fund’s Chief Compliance Officer and Chief Financial Officer and
their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to the Fund’s business affairs).
The Fund bears all other costs and expenses of its operations, administration and transactions, including (i) Management Fees and
Incentive Fees paid to the Adviser pursuant to the Investment Advisory Agreement; (ii) the Fund’s allocable portion of overhead and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement; and
(iii) all other expenses of the Fund's operations and transactions. For the six months ended June 30, 2026, the Fund incurred expenses of approximately $3.66 million, for costs and expenses reimbursable to the Adviser under the terms of the Administration Agreement.
The Administrator has entered into agreements on behalf of the Fund with State Street Bank and Trust Company (in such capacity, the “Sub-Administrator”) to assist in the provision of administrative and accounting services. The Sub-Administrator receives compensation for its provision of administrative and accounting services under the sub-administration agreement. The compensation is paid directly or indirectly by the Fund.
Dealer Manager Agreement
Blue Owl Securities LLC will act as the dealer manager (the “Dealer Manager”) of the Fund's Shares, pursuant to a Dealer
Manager Agreement (the “Dealer Manager Agreement”), on a best efforts basis, subject to various conditions. Neither the Dealer
Manager nor any other party will be obligated to purchase any Shares from the Fund. There will be no minimum aggregate number of
Shares required to be purchased. Pursuant to the Dealer Manager Agreement, the Dealer Manager shall pay its own costs and expenses connected with the offering of Shares. The Dealer Manager Agreement will also provide that the Fund will indemnify the Dealer
Manager and its affiliates and certain other persons against certain liabilities.
The Fund has adopted a Distribution and Servicing Plan for its Class S Shares and Class U Shares to pay to the Dealer Manager a
Distribution and Servicing Fee to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own such Shares. These activities include marketing and other activities primarily intended to result in the sale of Class S Shares and Class U Shares and activities related to administration and servicing of
Class S or Class U Share accounts. The Distribution and Servicing Plan is operated in a manner consistent with Rule 12b-1 under the

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, as a result of the exemptive relief permitting the
Fund to offer multiple classes of Shares, the Fund has undertaken to comply with the terms of Rule 12b-1.
Under the Distribution and Servicing Plan, Class S and Class U Shares will pay a Distribution and Servicing Fee to the Dealer
Manager at an annual rate of 0.85% and 0.75%, respectively, based on the aggregate net assets of the Fund attributable to such class, respectively, to be calculated as of the beginning of the first calendar day of each applicable month, and payable monthly in arrears.
The Distribution and Servicing Fee will be paid out of the relevant class's assets and will decrease the net profits or increase the net losses of the Fund solely with respect to such class. Because the Distribution and Servicing Fee will be paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of a Shareholder's investment and may cost the Shareholder more than paying other types of sales charges, if applicable. For the six months ended June 30, 2026, the Fund incurred Distribution and
Servicing Fees of $830 thousand for Class U Shares.
Class I Shares will not be subject to any Distribution and Servicing Fee and will not bear any expenses associated therewith.
Expense Limitation Agreement
The Fund has entered into an amended and restated expense limitation agreement (the “Expense Limitation Agreement”) with the
Adviser, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure that Specified Expenses do not exceed 0.50% of the average daily net assets of the Fund on an annual basis (the
“Expense Limit”). “Specified Expenses” of the Fund mean all expenses incurred in the business of the Fund, including organizational and certain offering expenses, with the exception of: (i) the Management Fee, (ii) the Incentive Fee, (iii) any distribution and/or servicing fee, (iv) all fees and expenses of special purpose vehicles in which the Fund or its subsidiaries invests (including management fees, performance-based incentive fees, and administrative service fees), (v) fees payable to third parties in connection with the sourcing or identification of portfolio investments, (vi) brokerage costs, (vii) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (viii)
transaction-related expenses associated with consummated and unconsummated transactions, including legal costs, sourcing fees, due diligence related fees, structuring, and advisory costs, costs of third party consultants, and brokerage commissions, associated with the acquisition, disposition and maintenance of investments, (ix) acquired fund fees and expenses, (x) taxes, (xi) litigation and (xii)
extraordinary expenses (as determined in the sole discretion of the Adviser).
The Fund has agreed to repay to the (i) Adviser any fees waived or assumed under the Expense Limitation Agreement and/or (ii)
Adviser, or an affiliate thereof, any expenses reimbursed in excess of the Expense Limit (each, a “Waiver”), provided the repayments do not cause the Fund’s expense ratio (after recoupment) to exceed the lesser of (i) the Expense Limitation in effect at the time of the
Waiver and (ii) the Expense Limitation in effect at the time of the recoupment. Any such repayments must be made within three years after the month in which a Waiver is made. The Fund's repayment obligations shall survive any termination of the Expense Limitation
Agreement. As of June 30, 2026, $13.48 million of expenses were waived by the Adviser. Amounts eligible for recoupment at June
30, 2026 expire as follows: $7.43 million in the year ending December 31, 2028 and $6.05 million in the year ending December 31,
2029.
Payable to Affiliates
In the ordinary course of operations, the Fund enters, and may continue to enter into transactions in which the Adviser or its affiliates prepay for the Fund’s expenses that may be considered related party transactions. As of June 30, 2026, the Fund had payables to affiliates of $8.67 million, comprised of $4.03 million of accrued Incentive Fee, $1.22 million of Management Fee, and
$3.42 million of costs and expenses reimbursable to the Adviser pursuant to the Expense Limitation Agreement.
Transfer Agent and Custodian
SS&C GIDS, Inc. serves as Transfer Agent of the Fund. The Fund has entered into a transfer agency agreement with the Transfer
Agent, under which the Transfer Agent provides transfer agency services to the Fund.
State Street Bank and Trust Company serves as Custodian of the Fund. The Fund has entered into a custody agreement with the
Custodian under which the Custodian provides custodian services to the Fund.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Note 5. Investments
The sub asset class composition of investments based on fair value consisted of the below as of June 30, 2026:

June 30, 2026
Aircraft leasing	12.8%
Buildings and real estate	3.3
Collateralized fund obligation	1.0
Commercial - credit cards	0.9
Commercial - other	2.7
Commercial - SME lending	13.8
Consumer - auto loans	8.7
Consumer - credit cards	5.9
Consumer - other	1.6
Consumer - personal loans	29.9
Equipment leasing	2.4
LP interests	2.2
Pharmaceuticals	2.5
Residential	11.8
Short term investment	0.5
Total	100.0%

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Note 6. Fair Value of Financial Instruments
The following table presents the fair value hierarchy of  the Fund’s cash, investments, and derivatives as of June 30, 2026:

	Fair Value Hierarchy as of June 30, 2026 ($ in thousands)
	Level 1	Level 2	Level 3	Total
Investments:
ABF asset	$—	$—	$356,310	$356,310
ABF equity	—	—	51,022	51,022
Asset-backed security	—	—	553,500	553,500
Financing lease	—	—	4,094	4,094
First-lien senior secured debt investment	—	—	424,865	424,865
Investment partnership	—	—	53,406	53,406
Preferred equity	—	—	5,269	5,269
Profit participating note	—	—	230,348	230,348
Promissory note	—	—	8,483	8,483
Second-lien senior secured debt investment	—	—	24,813	24,813
Secured note	—	—	50,330	50,330
Short term investment	9,964	—	—	9,964
Unsecured notes	—	—	26,097	26,097
Subtotal	9,964	—	1,788,537	1,798,501
Investments measured at Net Asset Value (“NAV”)(1)	—	—	—	277,720
Total investments at fair value	$9,964	$—	$1,788,537	$2,076,221
Derivative assets:
Forward foreign currency contracts	$—	$2,509	$—	$2,509
Total derivative assets	$—	$2,509	$—	$2,509
Derivative liabilities:
Forward foreign currency contracts	$—	$(226)	$—	$(226)
Total derivative liabilities	$—	$(226)	$—	$(226)
(1)Includes various equity investments categorized as ABF equity or common equity, which is measured at fair value using the NAV per share (or its equivalent)
practical expedient and has not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Summary Schedule of Investments.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
The following table presents changes in the fair value of investments for which Level 3 inputs were used to determine the fair value as of June 30, 2026:

	As of and for the period ended June 30, 2026 ($ in thousands)
	ABF asset	ABF equity	Asset- backed security	Financing lease	First-lien senior secured debt investment	Investment partnership	Preferred equity	Profit participating note	Promissory note	Second-lien senior secured debt investment	Unsecured notes	Secured note	Total
Fair value, beginning of period	$375,605	$99,514	$417,890	$4,367	$242,850	$44,483	$—	$—	$9,690	$40,452	$—	$30,080	$1,264,931
Purchases of investments, net	446,019	21,456	263,780	—	203,377	13,121	5,230	264,359	—	—	26,103	21,460	1,264,905
Payment-in-kind	—	—	—	—	—	—	12	—	—	—	138	—	150
Proceeds from investments, net	(473,039)	(71,830)	(126,588)	(240)	(35,419)	(10)	—	(33,917)	(1,159)	—	—	(1,113)	(743,315)
Net change in unrealized gain (loss)	(912)	574	(2,931)	(33)	(2,004)	(4,188)	27	(94)	(44)	1	(222)	(367)	(10,193)
Net realized gains (losses)	8,687	1,308	249	—	79	—	—	—	(1)	—	—	—	10,322
Net amortization/accretion of premium/discount on investments	(50)	—	1,100	—	280	—	—	—	(3)	62	78	270	1,737
Transfers between investment types	—	—	—	—	15,702	—	—	—	—	(15,702)	—	—	—
Transfers into (out of) Level 3(1)	—	—	—	—	—	—	—	—	—	—	—	—	—
Fair value, end of period	$356,310	$51,022	$553,500	$4,094	$424,865	$53,406	$5,269	$230,348	$8,483	$24,813	$26,097	$50,330	$1,788,537
Net change in unrealized gain (loss) for the period ended June 30, 2026 on investments held at June 30, 2026	$7,775	$1,894	$(3,012)	$(34)	$(1,869)	$(4,188)	$27	$(94)	$(45)	$1	$(84)	$(367)	$4
(1) Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
The following tables present quantitative information about the significant unobservable inputs of the Fund’s Level 3 investments as of June 30, 2026. The tables are not intended to be all-inclusive, but instead capture the significant unobservable inputs relevant to the Fund’s determination of fair value.

	As of June 30, 2026 ($ in thousands)
	Fair Value	Valuation Technique	Unobservable Input(2)	Range - Low	Range - High	Weighted Average(1)	Impact to Valuation from an Increase in Input
ABF asset - Commercial - SME lending	$252,918	Discounted Cash Flow	Loss-Adjusted Discounted Rate	8.8%	12.3%	10.2%	Decrease
		Discounted Cash Flow	Constant Default Rate	11.7%	13.3%	12.3%	Decrease
		Discounted Cash Flow	Constant Prepayment Rate	0.0%	0.0%	0.0%	Decrease
ABF asset - Consumer - personal loans	$22	Discounted Cash Flow	Loss-Adjusted Discounted Rate	8.7%	8.7%	8.7%	Decrease
		Discounted Cash Flow	Constant Default Rate	100.0%	100.0%	100.0%	Decrease
		Discounted Cash Flow	Constant Prepayment Rate	0.0%	0.0%	0.0%	Decrease
ABF asset - Residential	$103,370	Discounted Cash Flow	Loss-Adjusted Discounted Rate	14.3%	16.8%	15.7%	Decrease
		Discounted Cash Flow	Constant Default Rate	0.3%	2.1%	1.1%	Decrease
		Discounted Cash Flow	Constant Prepayment Rate	13.3%	13.6%	13.5%	Decrease
ABF equity	$51,022	Discounted Cash Flow	Loss-Adjusted Discounted Rate	13.5%	21.9%	15.8%	Decrease
		Market Approach	Market Adjustment Factor	(13.1)%	(13.1)%	(13.1)%	Increase
Asset-backed security	$553,500	Discounted Cash Flow	Loss-Adjusted Discounted Rate	5.5%	26.3%	15.5%	Decrease
		Discounted Cash Flow	Constant Default Rate	0.0%	18.0%	8.4%	Decrease
		Discounted Cash Flow	Constant Prepayment Rate	8.9%	35.4%	15.6%	Decrease
Financing lease	$4,094	Discounted Cash Flow	Loss-Adjusted Discounted Rate	11.5%	11.5%	11.5%	Decrease
First-lien senior secured debt investment	$424,865	Discounted Cash Flow	Loss-Adjusted Discounted Rate	7.1%	15.1%	11.4%	Decrease
Investment partnership	$53,406	Market Approach	Market Adjustment Factor	0.0%	26.3%	0.2%	Increase
		Recent Transaction	Transaction Price	100.0%	100.0%	100.0%	Increase
Preferred equity	$5,269	Discounted Cash Flow	Loss-Adjusted Discounted Rate	13.5%	15.2%	13.8%	Decrease
Profit participating note	$230,348	Discounted Cash Flow	Loss-Adjusted Discounted Rate	10.4%	13.7%	12.2%	Decrease
Promissory note	$8,483	Discounted Cash Flow	Loss-Adjusted Discounted Rate	9.9%	12.2%	10.9%	Decrease
Second-lien senior secured debt investment	$24,813	Discounted Cash Flow	Loss-Adjusted Discounted Rate	13.6%	13.6%	13.6%	Decrease
Secured note	$50,330	Discounted Cash Flow	Loss-Adjusted Discounted Rate	9.8%	13.0%	12.0%	Decrease
Unsecured notes	$26,097	Discounted Cash Flow	Loss-Adjusted Discounted Rate	8.5%	40.6%	15.1%	Decrease

(1) The weighted average range of unobservable inputs is based on fair value of investments.
(2) Market adjustment factor was applied to the NAV provided by the manager of the underlying fund. The adjustment reflects market conditions based on relevant benchmarks and the fund’s historical performance.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Note 7. Debt
The Fund may not borrow money, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the
SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority. The 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings that are indebtedness. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund complies with an applicable exemption in Rule
18f-4. The Fund’s asset coverage was 481.62% as of June 30, 2026. Pursuant to Rule 18f-4 under the 1940 Act, the Fund has elected to treat reverse repurchase agreements as derivatives and, therefore, they do not qualify as “senior securities” for purposes of the 1940
Act and are not counted towards the Fund’s asset coverage.
Debt obligations consisted of the following as of June 30, 2026:

	June 30, 2026
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs (Premium)	Net Carrying Value
Fund Credit Facility	$750,000	$280,000	$452,582	$(7,504)	$272,496
SPV Asset Facility I	100,000	—	112	(246)	(246)
SPV Asset Facility II	100,000	86,500	3,093	(154)	86,346
SPV Asset Facility III	100,000	53,112	2,611	(810)	52,302
Short-Term Borrowings	84,581	84,581	—	—	84,581
Total Debt	$1,134,581	$504,193	$458,398	$(8,714)	$495,479
(1) The amount available reflects any limitations related to each credit facility’s borrowing base.
The below table represents the components of interest expense for the six months ended June 30, 2026:

($ in thousands)	For the six months ended June 30, 2026
Interest expense	$10,372
Amortization of debt issuance (costs) premium	1,085
Total Interest Expense	$11,457
Average interest rate	6.17%
Average daily borrowings	$334,535
Credit Facilities
Fund Credit Facility
On September 22, 2025, the Fund entered into a Senior Secured Credit Agreement (as amended from time to time, the “Credit
Facility”). The parties to the Credit Facility include the Fund, as Borrower, the lenders and issuing banks from time to time parties thereto (each a “Credit Lender” and collectively, the “Credit Lenders”) and Regions Bank, as Administrative Agent. The following describes the terms of the Credit Facility as modified through November 19, 2025 (the “Credit Facility First Amendment Date”).
The Credit Facility is guaranteed by certain subsidiaries of the Fund in existence as of the Credit Facility First Amendment Date, and will be guaranteed by certain subsidiaries of the Fund that are formed or acquired by the Fund thereafter (each a “Guarantor” and collectively, the “Guarantors”). The Credit Facility provides for, on an aggregated basis, a revolving credit facility in the principal amount of $750.0 million. On February 20, 2026, the aggregate revolving commitments under the Credit Facility were increased from
$300.0 million to $750.0 million through the Fund’s exercise of the uncommitted accordion feature and the addition of new lenders.
The amount available for borrowing under the Credit Facility is reduced by any standby letters of credit issued through the Credit
Facility. Maximum capacity under the Credit Facility may be increased to $1.00 billion through the Fund’s exercise of an uncommitted accordion feature through which existing and new lenders may, at their option, agree to provide additional financing.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
The Credit Facility includes a $30.0 million limit for swingline loans and is secured by a perfected first-priority interest in substantially all of the portfolio investments held by the Fund and each Guarantor, subject to certain exceptions.
The availability period under the Credit Facility will terminate on September 22, 2028 (the “Credit Facility Commitment
Termination Date”). The Credit Facility will mature on September 22, 2030 (the “Credit Facility Maturity Date”). During the period from the Credit Facility Commitment Termination Date to the Credit Facility Maturity Date, the Fund will be obligated to make mandatory prepayments under the Credit Facility out of the proceeds of certain asset sales and other recovery events and equity and debt issuances.
The Fund may borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the Credit Facility in
U.S. dollars bear interest at term SOFR, daily simple SOFR or an index rate plus margin of 2.90% per annum, or the alternative base rate plus margin of 1.90% per annum. Amounts drawn under the Credit Facility in other permitted currencies bear interest at the relevant rate specified therein (including any applicable credit adjustment spread) plus margin of 2.90% per annum. The Credit
Facility includes customary covenants and events of default. The Credit Facility requires a minimum asset coverage ratio with respect to the consolidated assets of the Fund and its subsidiaries to senior securities that constitute indebtedness of no less than 3.00 to 1.00 at any time.
SPV Asset Facility I
On August 19, 2025, OWLCX SF 2025L Borrower Trust, a Delaware statutory trust and wholly-owned subsidiary of the Fund, entered into a Credit Agreement (the “SPV Asset Facility I”), with OWLCX SF 2025L Borrower Trust, as borrower, Wilmington
Trust, National Association, as Paying Agent and Securities Intermediary, Bank of America, N.A., as Administrative Agent for the
Lenders, and the institutions from time to time party thereto as lenders (the “SPV Asset Facility I Lenders”). The following describes the terms of the SPV Asset Facility I.
The aggregate commitment of the SPV Asset Facility I is $100.0 million and may be further increased from time to time in accordance with the terms of the facility. The availability of this amount is subject to a borrowing base which is based on the value of
OWLCX SF 2025L Borrower Trust’s assets from time to time, and satisfaction of certain conditions, including certain concentration limits and asset performance tests.
The SPV Asset Facility I provides for the ability to draw and redraw revolving loans through August 19, 2026 unless the revolving commitments are terminated as provided in the SPV Asset Facility I. Unless otherwise accelerated, the SPV Asset Facility I will mature on August 17, 2029 (the “SPV Asset Facility I Scheduled Maturity Date”). Prior to the SPV Asset Facility I Scheduled
Maturity Date, proceeds received by OWLCX SF 2025L Borrower Trust from principal and interest or fees on assets must be used to pay fees, expenses, principal (as applicable) and interest on outstanding borrowings, and the excess may be returned to OWLCX SF
2025L Borrower Trust, subject to certain conditions. On the SPV Asset Facility I Scheduled Maturity Date, OWLCX SF 2025L
Borrower Trust must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to  OWLCX SF 2025L Borrower Trust.
Amounts drawn bear interest at Daily Simple SOFR plus an applicable margin of 1.05% during the revolving period and pro rata period (1.55% after pro rata date) and there is an unused fee ranging from 0.15% to 0.25% (depending on utilization) on the undrawn amount of the aggregate commitment during the revolving period.
SPV Asset Facility II
On September 3, 2025, BOAC SQ 2025L IF Borrower LLC, a Delaware limited liability company and wholly-owned subsidiary of the Fund, entered into a Credit Agreement (the “SPV Asset Facility II”), with BOAC SQ 2025L IF Borrower LLC, as borrower,
Truist Bank, as Administrative Agent for the Lenders, and the institutions from time to time party thereto as lenders (the “SPV Asset
Facility II Lenders”). The following describes the terms of the SPV Asset Facility II.
The aggregate commitment of the SPV Asset Facility II is $100.0 million and may be further increased from time to time in accordance with the terms of the facility. The availability of this amount is subject to a borrowing base which is based on the value of
BOAC SQ 2025L IF Borrower LLC’s assets from time to time, and satisfaction of certain conditions, including certain concentration limits and asset performance tests.
The SPV Asset Facility II provides for the ability to draw and redraw revolving loans through September 3, 2026 unless the revolving commitments are terminated as provided in the SPV Asset Facility II. Unless otherwise accelerated, the SPV Asset Facility
II will mature on September 3, 2027 (the “SPV Asset Facility II Scheduled Maturity Date”). Prior to the SPV Asset Facility II
Scheduled Maturity Date, proceeds received by BOAC SQ 2025L IF Borrower LLC from principal and interest or fees on assets must be used to pay fees, expenses, principal (as applicable) and interest on outstanding borrowings, and the excess may be returned to
BOAC SQ 2025L IF Borrower LLC, subject to certain conditions. On the SPV Asset Facility II Scheduled Maturity Date, BOAC SQ

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
2025L IF Borrower LLC must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to BOAC SQ 2025L IF Borrower LLC.
Amounts drawn bear interest at 30-Day SOFR Average plus an applicable margin of 1.40% during the funding period (1.65%
after the funding period) and there is an unused fee ranging from 0.00% to 0.35% (depending on utilization) on the undrawn amount of the aggregate commitment during the revolving period.
SPV Asset Facility III
On April 3, 2026, BOAC SMB 2025 Borrower Trust, a Delaware statutory trust and wholly-owned subsidiary of the Fund, entered into a Credit and Security Agreement (the "SPV Asset Facility III"), with BOAC SMB 2025 Borrower Trust, as borrower, the
Fund, as parent, Barclays Bank PLC, as Administrative Agent for the Lenders, and the institutions from time to time party thereto as lenders (the “SPV Asset Facility III Lenders”). The following describes the terms of the SPV Asset Facility III.
The aggregate commitment of the SPV Asset Facility III is $100.0 million. The availability of this amount is subject to a borrowing base which is based on the value of BOAC SMB 2025 Borrower Trust's assets from time to time, and satisfaction of certain conditions, including certain concentration limits and eligibility criteria.
The SPV Asset Facility III provides for the ability to draw and redraw revolving loans through April 5, 2027 unless the revolving commitments are terminated as provided in the SPV Asset Facility III. Following the end of the revolving period, proceeds of the assets must be applied to repay outstanding borrowings during a twelve-month amortization period, and unless otherwise accelerated or extended, the SPV Asset Facility III will mature on the payment date immediately following the end of the amortization period (the
“SPV Asset Facility III Final Maturity Date”). Prior to the SPV Asset Facility III Final Maturity Date, proceeds received by BOAC
SMB 2025 Borrower Trust from principal and interest or fees on assets must be used to pay fees, expenses, principal (as applicable)
and interest on outstanding borrowings, and the excess may be returned to BOAC SMB 2025 Borrower Trust, subject to certain conditions.
Amounts drawn bear interest at Term SOFR (or, with respect to certain lenders, a cost-of-funds or commercial paper rate) plus an applicable margin of 1.15% during the revolving period (1.35% during the amortization period, subject to further increase upon certain events), and there is an unused fee ranging from 0.30% to 0.40% (depending on utilization) on the undrawn amount of the aggregate commitment during the revolving period.
Short-Term Borrowings
Master Repurchase Agreements
On various dates beginning on May 13, 2025, the Fund entered into Master Repurchase Agreements (the “Repurchase
Agreements”) with certain counterparties to provide short-term borrowings in the form of reverse repurchase agreements which the
Fund utilizes from time-to-time to manage its working capital needs. As part of the Repurchase Agreements, the Fund can sell a security to the lender for cash with an agreement to buy it back in the future at a pre-determined price.
The Fund’s ability to draw down borrowings under the agreement is subject to 1940 Act leverage limitations and dependent on the Fund pledging eligible assets to the banks as collateral. No commitment fees were paid in connection with execution of these agreements.  Pursuant to Rule 18f-4 under the 1940 Act, the Fund has elected to treat reverse repurchase agreements as derivatives and, therefore, they do not qualify as “senior securities” for purposes of the 1940 Act and are not counted towards the Fund’s asset coverage.
As of June 30, 2026, the Fund had outstanding $84.58 million of short-term borrowings under the Repurchase Agreements, reflected as payable for reverse repurchase agreements on the Fund’s Consolidated Statement of Assets and Liabilities. Short-term borrowings under the Repurchase Agreements bore interest at a weighted average applicable margin of 4.71% per annum as of
June 30, 2026. Certain of the Fund’s investments serve as collateral for the Fund’s obligations under the Repurchase Agreements and the carrying value of pledged investments were $115.36 million as of June 30, 2026.
Note 8. Derivatives
The Fund enters into derivative financial instruments in the normal course of business to achieve certain risk management objectives, including managing its interest rate and foreign currency risk exposures. The fair value of foreign currency and interest rate derivative contracts are included within Derivative assets at fair value and Derivative liabilities at fair value, respectively, in the
Consolidated Statements of Assets and Liabilities.
The Fund operates as a "limited derivatives user" for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund's "derivatives exposure" is limited to 10% of its net assets subject to exclusions for certain

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Fund ceases to qualify as a "limited derivatives user" as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.
The following table presents the aggregate notional amount and fair value hierarchy of the Fund’s derivative financial instruments as of June 30, 2026.

	As of June 30, 2026 ($ in thousands)
	Level 1	Level 2	Level 3	Total Fair Value	Notional
Derivative Assets
Forward foreign currency contracts	$—	$2,509	$—	$2,509	$96,656
Total Derivative Assets at fair value	$—	$2,509	$—	$2,509	$96,656
Cash collateral posted	—	—	—	—	—

	As of June 30, 2026 ($ in thousands)
	Level 1	Level 2	Level 3	Total Fair Value	Notional
Derivative Liabilities
Forward foreign currency contracts	$—	$(226)	$—	$(226)	$13,007
Total Derivative Liabilities at fair value	$—	$(226)	$—	$(226)	$13,007
Cash collateral posted	—	—	—	—	—
In the table above:
•The fair value of derivative assets and derivative liabilities, as applicable, is presented on a gross basis.
•The notional amount represents the absolute value amount of all outstanding derivative contracts.
•All foreign currency derivatives and interest rate caps are not designated in hedge relationships.
•The Fund has not applied counterparty netting or collateral netting; as such, the amounts of cash collateral received and posted are not offset against the derivative assets and derivative liabilities in the Consolidated Statements of Assets and Liabilities.
The table below presents the impact to the Consolidated Statements of Operations from derivative assets and derivative liabilities not designated in a qualifying hedge accounting relationship for the period ended June 30, 2026. The net change in unrealized gains and losses on the derivative assets and derivative liabilities not designated in a qualifying hedge accounting relationship are included within net change in unrealized gain (loss) on derivative instruments in Consolidated Statements of Operations. The net realized gains and losses on the derivative assets and derivative liabilities not designated in a qualifying hedge accounting relationship are included within Net realized gain (loss) on derivative instruments in the Consolidated Statements of Operations.

For the six months ended June 30, 2026 ($ in thousands)
Unrealized gain (loss)
Forward foreign currency contracts	$2,472
Interest rate caps	—
Net change in unrealized gain (loss)	$2,472
Realized gain (loss)
Forward foreign currency contracts	$62
Interest rate caps	(8)
Net realized gain (loss)	$54

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Note 9. Commitments and Contingencies
Investment Commitments
From time to time, the Fund may enter into commitments to fund investments in the form of revolving credit, delayed draw, ABF asset, or equity commitments, which require the Fund to provide funding when requested by the underlying investment in accordance with underlying agreements. The Fund had the following outstanding commitments as of June 30, 2026:

As of June 30, 2026 ($ in thousands)
Total unfunded delayed draw term loan commitments	$1,275
Total unfunded revolving debt commitments	143,329
Total unfunded LP interest commitments	81,808
Total unfunded Collateralized fund obligation commitments	27,185
Total unfunded ABF asset commitments(1)	433,851
Total unfunded ABF equity commitments	7,685
Total unfunded commitments	$695,133
(1) The Fund has entered into forward flow arrangements that require the purchase of certain ABF assets. These unfunded commitments are subject to specified maximum monthly purchase amounts and are not structured as funding-on-demand obligations of the Platform.
As of June 30, 2026, and as of the date of entry into each unfunded investment commitment, the Fund believed it had adequate financial resources to satisfy the unfunded investment commitments.
Other Commitments and Contingencies
From time to time, the Fund may become a party to certain legal proceedings incidental to the normal course of its business. As of
June 30, 2026, management was not aware of any pending or threatened litigation relating to the Fund or its business.
Contractual Obligations
A summary of the Fund’s contractual payment obligations of its borrowings as of June 30, 2026 is as follows ($ amounts in thousands):

	Less than 1 year	1-3 Years	3-5 Years	Total
Fund Credit Facility	$—	$—	$280,000	$280,000
SPV Asset Facility I	—	—	—	—
SPV Asset Facility II	—	86,500	—	86,500
SPV Asset Facility III	—	53,112	—	53,112
Short-Term Borrowings	84,581	—	—	84,581
Total Contractual Obligations	$84,581	$139,612	$280,000	$504,193

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Note 10. Net Assets
Shares of Beneficial Interest; Share Class Description; Share Activity
The Fund is authorized to issue an unlimited number of Shares. The Fund has received an exemptive order from the SEC that permits the Fund to offer multiple classes of Shares and to, among other things, impose asset-based distribution fees and early withdrawal fees. Following the completion of the private offering of the Fund's shares and prior to the commencement of the public offering of the Fund's shares on August 29, 2025, Class I-F, Class S-F and Class U-F Shares were reclassified as Class I, Class S and
Class U Shares, respectively.  As a result, amounts reflected herein for Class I, Class S and Class U Shares reflect activity relating to
Class I-F, Class S-F and Class U-F Shares, respectively, prior to such reclassification. As of June 30, 2026, the Fund offered three separate classes of Shares designated as Class I, Class S and Class U Shares. As of June 30, 2026, no Class S Shares were outstanding.
Each class of Shares is subject to different fees and expenses.
No upfront selling commission, dealer manager fees, or other similar placement fees (together, the "Upfront Sales Load") will be paid to the Fund or Dealer Manager with respect to Class S and Class U Shares. If, however, Class S or Class U Shares are purchased through certain financial intermediaries, those financial intermediaries may directly charge transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the selling agents limit such charges to 3.50% of the net offering price per Share for each Class S Share and 3.00% of the net offering price per Share for each Class U
Share. Such fees are not Upfront Sales Loads paid to the Fund or Dealer Manager. Financial intermediaries will not charge such fees on Class I Shares.
Share Issuances
The following table summarizes transactions with respect to the Fund’s Shares during the following period (amounts in thousands except share amounts):

Class I	For the six months ended June 30, 2026
	Shares	Amount
Shares/gross proceeds from the continuous public offering	35,981,248	$358,113
Share transfers between classes	—	—
Reinvestment of shareholders’ distributions	1,726,990	17,193
Repurchased shares of beneficial interest (1)	(2,830,675)	(27,964)
Total shares/proceeds	34,877,563	$347,342

Class U	For the six months ended June 30, 2026
	Shares	Amount
Shares/gross proceeds from the continuous public offering	1,714,006	$17,065
Share transfers between classes	—	—
Reinvestment of shareholders’ distributions	668,363	6,653
Repurchased shares of beneficial interest (1)	(371,376)	(3,656)
Total shares/proceeds	2,010,993	$20,062
(1) Repurchased amount is net of the 2.00% early repurchase fee.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)

Class I - F	Period From March 7, 2025 (Commencement of Operations) to December 31, 2025
	Shares	Amount
Shares/gross proceeds from the Private Placement	69,209,966	$696,621
Share transfers between classes (1)	(69,404,117)	(698,205)
Reinvestment of shareholders’ distributions	194,151	1,955
Repurchased shares of beneficial interest	—	—
Total shares/proceeds	—	$371

Class U - F	Period From March 7, 2025 (Commencement of Operations) to December 31, 2025
	Shares	Amount
Shares/gross proceeds from the Private Placement	17,766,384	$178,620
Share transfers between classes (1)	(17,846,425)	(179,535)
Reinvestment of shareholders’ distributions	80,041	806
Repurchased shares of beneficial interest	—	—
Total shares/proceeds	—	$(109)

Class I	Period From March 7, 2025 (Commencement of Operations) to December 31, 2025
	Shares	Amount
Shares/gross proceeds from the continuous public offering	32,119,322	$324,065
Share transfers between classes (1)	69,404,116	698,205
Reinvestment of shareholders’ distributions	2,114,864	21,194
Repurchased shares of beneficial interest	(65)	(1)
Total shares/proceeds	103,638,237	$1,043,464

Class U	Period From March 7, 2025 (Commencement of Operations) to December 31, 2025
	Shares	Amount
Shares/gross proceeds from the continuous public offering	2,940,785	$29,625
Share transfers between classes (1)	17,846,426	179,535
Reinvestment of shareholders’ distributions	741,410	7,438
Repurchased shares of beneficial interest (2)	(12,847)	(128)
Total shares/proceeds	21,515,774	$216,471
(1) Following the completion of the private offering of the Fund's shares and prior to the commencement of the public offering of the Fund's shares, Class I-F and Class U-F Shares were reclassified as Class I and Class U Shares, respectively. As a result, amounts reflected herein for Class I and Class U Shares reflect activity relating to Class I-F and Class U-F Shares, respectively, prior to such reclassification.
(2) Repurchased amount is net of the 2.00% early repurchase fee.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Distributions
The following tables present cash distributions per Share that were recorded during the following periods ($ in thousands, except per share amounts):

For the six months ended June 30, 2026
Record Date	Payment Date	Distribution Per Share(1)	Distribution Amount (Consolidated)

January 31, 2026	February 2, 2026	$0.08	$10,404
February 28, 2026	March 2, 2026	0.08	10,715
March 31, 2026	April 1, 2026	0.08	11,578
April 30, 2026	May 1, 2026	0.08	11,850
May 31, 2026	June 1, 2026	0.08	12,043
June 30, 2026	July 1, 2026	0.08	12,391
	Total	$0.48	$68,981
(1) The per share data was derived using actual Shares outstanding at the date of the relevant transaction.

Period From March 7, 2025 (Commencement of Operations) to December 31, 2025
Record Date	Payment Date	Distribution Per Share(1)	Distribution Amount (Consolidated)

May 31, 2025	June 3, 2025	$0.06	$428
June 30, 2025	July 3, 2025	0.09	1,224
July 31, 2025	August 11, 2025	0.09	5,149
August 31, 2025	September 4, 2025	0.09	8,029
September 30, 2025	October 1, 2025	0.08	7,230
October 31, 2025	November 3, 2025	0.08	8,390
November 30, 2025	December 1, 2025	0.08	9,165
December 31, 2025	January 2, 2026	0.22	26,910
	Total	$0.79	$66,525
(1) The per share data was derived using actual Shares outstanding at the date of the relevant transaction.
The Fund has implemented a dividend reinvestment plan (the “DRIP”) for its Shareholders, which is an “opt out” distribution reinvestment plan. Under this plan, if the Fund declares a cash dividend or other distribution, each holder of Shares who has not elected to “opt out” of the DRIP will have their cash distribution automatically reinvested in additional Shares, rather than receiving the cash distribution. If a Shareholder elects to “opt out,” that Shareholder will receive cash dividends or other distributions.
Shareholders who receive dividends and other distributions in the form of Shares generally are subject to the same U.S. federal tax consequences as Shareholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, those Shareholders will not receive cash with which to pay any applicable taxes on reinvested dividends.
The following tables reflect the sources of cash distributions on a U.S. GAAP basis that the Fund has processed on its Shares during the following periods ($ in thousands, except per share amounts):

	For the six months ended June 30, 2026
Source of Distribution(2)	Per Share(1)	Amount	Percentage
Net investment income	$0.46	$65,202	94.5%
Net realized gain	0.02	3,159	4.6%
Excess (undistributed)	—	620	0.9%
Total	$0.48	$68,981	100.0%

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
(1) Represents the distributions in excess of net investment income and net realized gains for the period. On a tax basis, distributions were solely derived from ordinary income. See Note 11, Income Taxes for more details.
(2) Data in this table is presented on a consolidated basis. Refer to Consolidated Financial Highlights for amounts by share class.

	Period From March 7, 2025 (Commencement of Operations) to December 31, 2025
Source of Distribution(2)	Per Share(1)	Amount	Percentage
Net investment income	$0.59	$49,861	75.0%
Net realized gain	0.13	10,921	16.4%
Excess (undistributed)	0.07	5,742	8.6%
Total	$0.79	$66,525	100.0%
(1) Represents the distributions in excess of net investment income and net realized gains for the period. On a tax basis, distributions were solely derived from ordinary income. See Note 11, Income Taxes for more details.
(2) Data in this table is presented on a consolidated basis. Refer to Consolidated Financial Highlights for amounts by share class.
Share Repurchases
The Fund has adopted a fundamental policy to make quarterly repurchase offers at NAV of not less than 5% nor more than 25%
of the Fund’s outstanding Shares. The Fund generally anticipates making repurchases of 5% of its outstanding Shares on a quarterly basis, commencing during its second full quarter of investment operations. If the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the “Repurchase Request Deadline” (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) of the applicable repurchase offer, which date is generally anticipated to be the same date as the “Repurchase Pricing
Date” (i.e., the date upon which the Fund determines the NAV applicable to repurchases). The following table summarizes the Fund’s repurchase offers since commencement of operations:

Commencement Date	Class	Expiration Date	Total Shares Tendered	Purchase Price Per Share	Total Shares Repurchased

July 14, 2025	I-F	August 14, 2025	—	$—	—
July 14, 2025	S-F	August 14, 2025	—	$—	—
July 14, 2025	U-F	August 14, 2025	—	$—	—
October 14, 2025	I	November 13, 2025	(65)	$10.12	(65)
October 14, 2025	S	November 13, 2025	—	$—	—
October 14, 2025	U	November 13, 2025	(12,847)	$10.12	(12,847)
January 12, 2026	I	February 12, 2026	(1,627,166)	$9.94	(1,627,166)
January 12, 2026	S	February 12, 2026	—	$—	—
January 12, 2026	U	February 12, 2026	(164,671)	$9.94	(164,671)
April 13, 2026	I	May 14, 2026	(1,203,509)	$9.95	(1,203,509)
April 13, 2026	S	May 14, 2026	—	$—	—
April 13, 2026	U	May 14, 2026	(206,704)	$9.95	(206,704)

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Note 11. Income Taxes
The Fund intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a RIC under
Subchapter M of the Code. As a RIC, the Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that the Fund distributes to its Shareholders from its tax earnings and profits. To qualify as a RIC for any taxable year, the Fund must, among other things, meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.
The Fund has not recorded a liability for any uncertain tax positions pursuant to the provisions of ASC 740, Income Taxes, as of
June 30, 2026.
Taxable income generally differs from increase in net assets resulting from operations due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Depending on the level of taxable income earned in a tax year, the Fund can be expected to carry forward taxable income
(including net capital gains, if any) in excess of current year dividend distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required. To the extent that the Fund determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, the
Fund will accrue excise tax on estimated excess taxable income. The excise tax benefit for the six months ended June 30, 2026 reflects a change in the Fund’s estimated excise tax liability.
Total distributions processed during the six months ended June 30, 2026 of $68.98 million were derived from ordinary income of
$68.98 million, determined on a tax basis. Each year, a statement on Form 1099-DIV identifying the tax character of the distributions will be sent to our Shareholders. The tax character of the distributions are not determined until the Fund’s taxable year end.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to interest in pass-
through entities, mark-to-market gains (losses) on foreign currency contracts and non-deductible organizational costs. These book-to-
tax differences are determined annually in connection with the Fund's tax year-end.

($ in thousands)	For the six months ended June 30, 2026
Federal tax cost of securities	$2,073,482
Gross unrealized appreciation	14,828
Gross unrealized depreciation	(9,806)
Net unrealized appreciation	$5,022
REIT Subsidiary
OWLCX REIT LLC, a wholly-owned subsidiary of the Fund, intends to elect to be taxed as a real estate investment trust
(“REIT”) under Sections 856 through 860 of the Code, commencing with its taxable year ended December 31, 2025. As a REIT,
OWLCX REIT LLC generally will not be subject to U.S. federal income taxes on amounts it distributes to the Fund, provided that it distributes at least 90% of its REIT taxable income and meets certain other requirements for qualifying as a REIT. If OWLCX REIT
LLC fails to qualify as a REIT in any taxable year, it will be subject to U.S. federal income taxes on its taxable income at regular corporate rates and generally will not be permitted to qualify for treatment as a REIT for the four taxable years following the year during which qualification is lost, unless the IRS grants relief under certain statutory provisions. Even if OWLCX REIT LLC qualifies for taxation as a REIT, it may be subject to certain state and local taxes on its income and property, and to U.S. federal income and excise taxes on its undistributed income, if any.
Taxable Subsidiaries

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
The Fund did not record a provision for income tax expense during the six months ended June 30, 2026 as the subsidiaries net investment income and realized or unrealized gains (losses) were immaterial for consolidation.
Note 12. Subsequent Events
The Fund’s management evaluated subsequent events through the date of issuance of these consolidated financial statements.
Other than those discussed below, there have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, these consolidated financial statements.
Quarterly Repurchases
The Fund commenced a quarterly repurchase offer beginning on July 13, 2026 and ending on August 13, 2026. Shareholders that desired to tender shares for repurchase were required to do so on or before August 13, 2026.

Commencement Date	Class	Expiration Date	Total Shares Tendered	Repurchase Price per Share	Total Shares Repurchased

July 13, 2026	I	August 13, 2026	1,114,770	$10.01	1,114,770
July 13, 2026	S	August 13, 2026	—	$—	—
July 13, 2026	U	August 13, 2026	404,321	$10.01	404,321
Amendment to SPV Asset Facility II
On July 31, 2026, the Fund’s wholly-owned subsidiary, BOAC SQ 2025L IF Borrower LLC, entered into a First Amendment to the SPV Asset Facility II which, among other things, (i) increased the aggregate commitment of the SPV Asset Facility II from $100.0 million to $120.0 million, (ii) extended the date through which revolving loans may be drawn and redrawn under the SPV Asset
Facility II from September 3, 2026 to July 31, 2027, with the SPV Asset Facility II Scheduled Maturity Date extended from
September 3, 2027 to November 30, 2028, and (iii) reduced the applicable margin on amounts drawn from 1.40% to 1.20% during the funding period and from 1.65% to 1.45% thereafter.

Other Information (Unaudited)
Proxy Voting Record
The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve-month period ending on June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available:
(i) without charge, upon request, by calling the Fund at 212-419-3000 or (ii) by visiting the SEC’s website at www.sec.gov.
Complete Consolidated Schedule of Investments
The Fund’s complete consolidated schedule of investments is filed with the SEC on Form N-CSR.  The Fund’s Form N-CSR, and the complete consolidated schedule of investments, are available on the SEC website at sec.gov or without charge and upon request by calling the Fund at 212-419-3000, and on the Fund’s website at https://owlcx.com/.
Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form
N-PORT. The Fund’s Form N-PORT is available on the SEC website at sec.gov or without charge and upon request by calling the
Fund at 212-419-3000.
The Fund makes public certain information about its investments. For more information about the Fund, visit https://owlcx.com/.
Here you will find the Fund’s most recently available fact sheets and other information about the Fund. The information posted on the
Fund’s website is subject to change without notice.

Shareholder Privacy Notice (Unaudited)
We collect nonpublic personal information about our shareholders in the ordinary course of establishing and servicing their accounts.
Nonpublic personal information means personally identifiable financial information that is not publicly available and any list, description, or other grouping of shareholders that is derived using such information. For example, it includes a shareholder’s address, social security number, account balance, income, investment activity, and bank account information. We collect this information from the following sources:
•account applications or other required forms, correspondence (written or electronic), or from telephone contacts with customers inquiring about us;
•transaction history of a shareholder’s account; and
•service providers.
We do not disclose nonpublic personal information about you or your account(s) to anyone without your consent other than to:
•Our service providers, including our Adviser, as necessary for the servicing of your account. Our service providers in turn have an obligation to protect the confidentiality of your personal information.
•Companies that may perform marketing services on our behalf or pursuant to joint marketing agreements. These marketing companies also have an obligation to protect confidential information.
•Government officials or other persons unaffiliated with us, to the extent required by federal or Delaware law or our governing documents, including in accordance with subpoenas, court orders, and requests from government regulators.
If you decide to close your account(s), we will continue to adhere to the practices described in this notice.
If you invest in our Shares through a financial intermediary, such as a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with other parties.
We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

Item 2.Code of Ethics.
Not applicable to semi-annual reports.
Item 3.Audit Committee Financial Expert.
Not applicable to semi-annual reports.
Item 4.Independent Registered Public Accountant Fees and Services.
Not applicable to semi-annual reports.
Item 5.Audit Committee of Listed Registrants.
Not applicable to semi-annual reports.
Item 6.Investments.
(a) A Consolidated Summary Schedule of Investments is included as part of the Report to Shareholders filed under Item 1(a) of this form, and additional details are provided in the Consolidated Schedule of Investments attached as Exhibit 19(c) hereto.
(b) Not applicable.
Item 7.Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Not applicable.
Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.
Not applicable.
Item 9. Proxy Disclosures for Open-End Management Investment Companies.
Not applicable.
Item 10. Remuneration Paid to Directors, Officers and Others of Open-End Management Investment Companies.
Not applicable.
Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.
Not applicable.
Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to semi-annual reports.
Item 13.Portfolio Managers of Closed-End Management Investment Companies.
(a) Not applicable to semi-annual reports.
(b) None.
Item 14.Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 15.Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of
Trustees since the registrant last provided disclosure in response to applicable regulatory requirements.
Item 16.Controls and Procedures.
(a) The Fund’s President and Chief Executive Officer (Principal Executive Officer) and Treasurer and Chief Financial Officer
(Principal Financial Officer) have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b) There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act)
that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.
Item 17.Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) Not applicable.
(b) Not applicable.
Item 18.Recovery of Erroneously Awarded Compensation.
Not applicable.
Item 19.Exhibits, Financial Statement Schedules.

Exhibit Number	Description of Exhibits
(a)(1)	Not applicable.
(a)(2)	Not applicable.
(a)(3)	Separate certifications for the Principal Executive Officer and the Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(a)(4)	Not applicable.
(a)(5)	Not applicable.
(b)	Separate certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(c)	The Consolidated Schedule of Investments is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Blue Owl Alternative Credit Fund

By:	/s/ Ivan Zinn
Name:	Ivan Zinn
Title:	President and Chief Executive Officer
(Principal Executive Officer)
Date:	August 27, 2026
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ Ivan Zinn
Name:	Ivan Zinn
Title:	President and Chief Executive Officer
(Principal Executive Officer)
Date:	August 27, 2026

By:	/s/ Gerald Cammarata
Name:	Gerald Cammarata
Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)
Date:	August 27, 2026